                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              TWINLAB CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                TWINLAB(R) LOGO

                                 APRIL 6, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Twinlab Corporation to be held at 12:00 noon on Tuesday, May 9, 2000, at the Media Center located at 150 Motor Parkway, Hauppauge, New York.

     We hope that you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the Annual Meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided. This will ensure representation of your shares in the event that you are unable to attend the Annual Meeting.

     The matters expected to be acted upon at the Annual Meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

     The Directors and Officers of the Company look forward to meeting with you.

                                          Sincerely,

                                          /s/ ROSS BLECHMAN
                                          ROSS BLECHMAN
                                          Chairman of the Board

                              TWINLAB CORPORATION
                               150 MOTOR PARKWAY
                           HAUPPAUGE, NEW YORK 11788
                                 (631) 467-3140

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2000

To the Holders of Our Common Stock:

     The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of TWINLAB CORPORATION (the "Company") will be held at the Media Center located at 150 Motor Parkway, Hauppauge, New York, on May 9, 2000 at 12:00 noon, local time, for the following purposes:

     1. To elect ten directors to the Board of Directors.

     2. To approve the Twinlab Corporation Management Incentive Bonus Plan.

     3. To approve the Twinlab Corporation 2000 Stock Incentive Plan.

     4. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2000.

     5. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 1999 Annual Report to Stockholders is being mailed with this Notice and Proxy Statement on or about April 6, 2000 to all stockholders of record on the record date.

                                          By Order of the Board of Directors,

                                          /s/ Neil Blechman
                                          NEIL BLECHMAN
                                          Secretary

Hauppauge, New York
April 6, 2000
                                   IMPORTANT

        Stockholders are requested to DATE, SIGN and MAIL the enclosed proxy.
                A postage paid envelope is provided for mailing.

                              TWINLAB CORPORATION
                               150 MOTOR PARKWAY
                           HAUPPAUGE, NEW YORK 11788
                                 (631) 467-3140

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 9, 2000

     This proxy statement (the "Proxy Statement") is furnished by the board of directors (the "Board of Directors" or the "Board") of TWINLAB CORPORATION, a Delaware corporation (the "Company" or "Twin"), in connection with the Company's annual meeting of stockholders (the "Annual Meeting") to be held on May 9, 2000. The proxy materials are being mailed on or about April 6, 2000 to the Company's common stockholders (the "Stockholders") of record at the close of business on March 17, 2000 (the "Record Date"). As of the Record Date, there were 28,645,687 shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), issued and outstanding. Each holder of shares of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each matter of business to be considered at the Annual Meeting. The holders of a majority of the voting power of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting.

     The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Company's Secretary. The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition to the solicitation of proxies by mail, the Company may solicit proxies by personal interview, telephone, telegraph or telefacsimile. The Company has also retained ADP Proxy Services, Inc. to aid in the distribution of the proxy materials at an estimated cost not to exceed $2,000 plus reimbursement of reasonable out-of-pocket expenses.

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. If no specification is made on the proxy as to the proposal, the shares represented by the proxy will be voted (i) FOR the election of the nominees for directors named herein, (ii) FOR the approval of the Twinlab Corporation Management Incentive Bonus Plan; (iii) FOR the approval of the Twinlab Corporation 2000 Stock Incentive Plan; (iv) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors; and (v) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders.

     Election as a director requires a plurality of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. For the other proposals to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required.

     The inspectors of election will treat abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) as shares that are present and entitled to vote for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld shall be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. The inspectors of election will treat broker non-votes as shares that are unvoted and not present on such proposals, thus having no effect on the outcome of such proposals.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's By-laws provide that the number of directors shall be fixed from time to time by resolution duly adopted by the Board of Directors, but in no event shall such number of directors be less than eight. The Company's directors hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

     At the Annual Meeting, ten individuals will be elected as directors whose terms will expire upon the due election and qualification of their successors at the 2001 Annual Meeting of Stockholders. All of the Company's current directors have been nominated for re-election at the Annual Meeting. The shares represented by the enclosed proxy will be voted in favor of the persons nominated, unless a vote is withheld from any or all of the individual nominees. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

     Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table provides certain information as of March 31, 2000, about each of the Company's nominees for director. Brian Blechman, Dean Blechman, Neil Blechman, Ross Blechman and Steve Blechman are brothers (the "Blechman Brothers").

                                                                                               DIRECTOR
NAME                                   AGE             POSITIONS WITH THE COMPANY               SINCE
----                                   ---             --------------------------              --------
Ross Blechman........................  46     Chairman of the Board, Chief Executive             1996
                                              Officer, President and Director
Brian Blechman.......................  49     Executive Vice President, Treasurer and            1996
                                              Director
Dean Blechman........................  42     Executive Vice President and Director              1996
Neil Blechman........................  49     Executive Vice President, Secretary and            1996
                                              Director
Steve Blechman.......................  46     Executive Vice President and Director              1996
Stephen L. Welling...................  45     President of Retail Sales                          1997
John G. Danhakl(1)(2)(3).............  43     Director                                           1996
Jonathan D. Sokoloff(1)(3)...........  42     Director                                           1996
Robert S. Apatoff(2).................  41     Director                                           1999
William U. Westerfield(2)............  68     Director                                           1999

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Stock Option Committee.

     The business experience, principal occupation, employment and certain other information concerning each nominee is set forth below.

     Ross Blechman became Chairman of the Board, Chief Executive Officer, President and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1974 and served as Vice President, Operations prior to May 7, 1996. Mr. Blechman is Chairman of the Board, President, Chief Executive Officer and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Brian Blechman became an Executive Vice President, Treasurer and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1972 and served as Vice President, Purchasing & Quality Control prior to May 7, 1996. He is responsible for purchasing, plant operations, quality control, human resources and real estate matters. Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Dean Blechman became an Executive Vice President and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. 1979 and served as Vice President, Sales prior to May 7, 1996. He is responsible for sales and distribution. Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Neil Blechman became an Executive Vice President, Secretary and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1972 and served as Vice President, Marketing & Advertising prior to May 7, 1996. He is responsible for marketing and advertising activities, promotional programs, merchandising strategies, packaging, trade shows and public relations. Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Steve Blechman became an Executive Vice President and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1974 and served as Vice President, Product Development & Marketing prior to May 7, 1996. He is involved in product development, marketing, public relations and the operations of Advanced Research Press, Inc., a wholly-owned subsidiary of the Company ("ARP"). Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Stephen L. Welling became President of Retail Sales of the Company on February 11, 2000. Mr. Welling was previously President of the Health and Natural Food Store Division of Twin Laboratories, Inc. from March 3, 1999 to February 11, 2000 and prior thereto, he was President of the Nature's Herb's division of Twin Laboratories, Inc. from May 7, 1996 to March 3, 1999. Mr. Welling joined Natur-Pharma Inc. in 1977 as the controller and served as President of Natur-Pharma Inc. prior to May 7, 1996. Prior to his promotion to President, Mr. Welling served as Vice President of Operations of Natur-Pharma Inc. with responsibility for manufacturing, personnel, quality management, legal affairs and finance. Mr. Welling was elected to the Board of Directors of the Company on September 16, 1997. Mr. Welling is also a director of the National Nutritional Foods Association, a leading trade organization of the industry's retailers, distributors, suppliers and manufacturers.

     John G. Danhakl became a Director of the Company on May 7, 1996. He has been an executive officer and an equity owner of Leonard Green & Partners, L.P. ("LGP"), a merchant banking firm which manages Green Equity Investors II, L.P. ("GEI"), since 1995. Mr. Danhakl had previously been a Managing Director at Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and had been with DLJ since 1990. Prior to joining DLJ, Mr. Danhakl was a Vice President at Drexel Burnham Lambert Incorporated ("Drexel"). Mr. Danhakl is also a director of The Arden Group and several private companies.

     Jonathan D. Sokoloff became a Director of the Company on May 7, 1996. He has been an executive officer and equity owner of LGP since its formation in 1994 and has been a partner of Leonard Green & Associates, L.P., a merchant banking firm affiliated with LGP, since 1990. Mr. Sokoloff had previously been a managing director at Drexel. Mr. Sokoloff is also a director of Rite Aid Corporation, Gart Sports Company and several private companies.

     Robert S. Apatoff became a Director of the Company on July 23, 1999. Mr. Apatoff is currently senior vice president of corporate marketing for Aetna, Inc. ("Aetna"). Prior to joining Aetna, Mr. Apatoff was senior vice-president of marketing services for LA Gear, Inc. ("LA GEAR"), from 1992 to 1995. Prior to joining LA GEAR, Mr. Apatoff was vice president of marketing for Reebok, International, Ltd. ("Reebok") from 1989 to 1992. Prior to joining Reebok, Mr. Apatoff was manager of national promotions and marketing communications for Anheuser-Busch, Inc., from 1983 to 1989. Mr. Apatoff is also a director of Kidsports Foundation and Starlight Foundation.

     William U. Westerfield became a Director of the Company on July 23, 1999. Mr. Westerfield joined the Company's Board having over 40 years of financial consulting experience. Mr. Westerfield currently acts as a consultant on retainer for PricewaterhouseCoopers (formerly Price Waterhouse LLP). Mr. Westerfield served as audit partner for PricewaterhouseCoopers from 1965 until his retirement in 1992. He joined PricewaterhouseCoopers in 1956. Mr. Westerfield is also a director and chairman of the audit committee of Gymboree Corporation and chairman of the audit committee of World Duty Free America, a subsidiary of BAA plc.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has an Audit Committee, Compensation Committee and Stock Option Committee. In 1999, the Board of Directors met five times and acted by unanimous written consent on seven occasions. In addition, the Compensation Committee met three times, the Audit Committee met four times, and the Stock Option Committee met once and acted by unanimous written consent on three occasions.

     The Audit Committee reviews the adequacy of internal controls, the results and scope of annual audits and other services provided by the Company's independent auditors. In 1999, the Audit Committee was comprised of Brian Blechman, William U. Westerfield, John G. Danhakl, Robert S. Apatoff and Jonathan D. Sokoloff. Effective July 23, 1999, Mr. Sokoloff resigned from the Audit Committee and Messrs. Westerfield and Apatoff were appointed to the Audit Committee. Effective February 10, 2000, Mr. Blechman resigned from the Audit Committee. The Board of Directors adopted a written charter for the Audit Committee on February 10, 2000.

     The Compensation Committee establishes salaries, bonuses and other forms of compensation for executives of the Company and such other employees of the Company as assigned thereto by the Board. In 1999, the Compensation Committee was comprised of Ross Blechman, John G. Danhakl, and Jonathan D. Sokoloff. Effective February 10, 2000, Mr. Blechman resigned from the Compensation Committee.

     The Stock Option Committee was created by the Board of Directors on June 17, 1999. The Stock Option Committee supervises and administers the Company's stock option plans and makes determinations with respect to the grant of options. During the period in which the Stock Option Committee existed in 1999, it was comprised of Ross Blechman, Jonathan D. Sokoloff and John G. Danhakl. Effective February 10, 2000, Mr. Blechman resigned from the Stock Option Committee.

     The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole. Any stockholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the applicable procedures set forth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the General Counsel's Office at the Company's principal executive offices, 150 Motor Parkway, Hauppauge, New York 11788.

     During the period in which each person served as a director, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board on which such person served.

DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no compensation for serving on the Board of Directors. The Company has adopted a program with respect to the compensation payable to non-employee directors. Pursuant to this program, each non-employee director of the Company is paid an annual retainer as described below and a fee of $1,000 for each meeting of the Board of Directors or any committee thereof he attends. Each committee chairman receives $1,500 for each committee meeting he attends. The annual retainer is comprised of $15,000 cash, restricted stock valued at $5,000 and options to purchase 2,500 shares of Common Stock. The restricted stock and stock options will be issued under the Twinlab Corporation 1999 Stock Incentive Plan for Outside Directors. Pursuant to the Twinlab Corporation Deferred Compensation Plan for Outside Directors, non-employee directors can elect each year to defer receipt of any part or all of the cash portion of the retainer and convert such deferred compensation into shares of "Phantom Stock" based on the fair market value of the Company's Common Stock. Each share of Phantom Stock entitles the participant to receive in cash the value of a share of Common Stock when he ceases to be a director. In addition, non-employee directors are reimbursed for their out-of-pocket expenses in attending Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1999, the Company's Compensation Committee consisted of Ross Blechman, John G. Danhakl, and Jonathan D. Sokoloff. In addition to being a director and executive officer of the Company, Mr. Blechman is also Chairman of the Board, President, Chief Executive Officer and Director of Twin, and an executive officer and director of various subsidiaries of Twin. Messrs. Sokoloff and Danhakl are also directors of Twin. See "Certain Relationships and Related Transactions" for a description of certain transactions involving the Company and the members of the Compensation Committee. Effective February 10, 2000, Mr. Blechman resigned from the Compensation Committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to report their ownership of and transactions in the Company's Common Stock to the Securities and Exchange Commission and The Nasdaq National Stock Market. Copies of these reports are also required to be supplied to the Company. The Company believes, based solely on a review of the copies of such reports received by the Company, that all applicable Section 16(a) reporting requirements were complied with during 1999.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of the Company as of the date of this Proxy Statement, together with information regarding the business experience of such officers, are identified below. Information regarding the business experience of Messrs. Brian Blechman, Dean Blechman, Neil Blechman, Ross Blechman, Steve Blechman and Stephen L. Welling (collectively with John Bolt, the "Senior Executive Officers") is set forth above under the heading "Information Concerning Directors and Nominees." Each executive officer is elected annually by the Board of Directors of the Company and serves until the next regular annual meeting of the Board and until his or her successor is duly elected and qualified, or until his or her earlier death, disqualification, resignation or removal.

NAME                                                            POSITION
----                                                            --------
Ross Blechman.....................    Chairman of the Board, Chief Executive Officer and President
Brian Blechman....................    Executive Vice President and Treasurer
Dean Blechman.....................    Executive Vice President
Neil Blechman.....................    Executive Vice President and Secretary
Steve Blechman....................    Executive Vice President
John Bolt.........................    Chief Financial Officer
Stephen L. Welling................    President of Retail Sales

     John Bolt became the Chief Financial Officer of the Company in August 1999. Mr. Bolt is responsible for financial management and the Company's Management Information Systems department. Mr. Bolt previously worked for 15 years at the Kellogg Company ("Kellogg"). From 1995 to December 1998, Mr. Bolt served as Vice President, Treasurer of Kellogg, and from 1993 to 1995 he served as Director of Financial Planning of Kellogg.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth compensation earned, whether paid or deferred, by the Company's Chief Executive Officer and its other four most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the years ended December 31, 1997, 1998 and 1999.

                                                    ANNUAL COMPENSATION
                                       ----------------------------------------------
                                                                    ALL OTHER ANNUAL         ALL OTHER
NAME AND PRINCIPAL OCCUPATION  YEAR    SALARY($)    BONUS($)(A)    COMPENSATION($)(B)    COMPENSATION($)(C)
-----------------------------  ----    ---------    -----------    ------------------    ------------------
Ross Blechman.............     1999    $426,948      $      0           $30,844                $1,365
  Chairman of the Board,       1998     428,305       300,200            31,462                 1,365
  President and Chief          1997     412,869       224,680            32,693                 1,365
  Executive Officer

Brian Blechman............     1999    $426,948      $      0           $42,212                $1,660
  Executive Vice President     1998     428,305       300,200            22,275                 1,660
  and Treasurer                1997     412,869       224,680            24,102                 1,660

Dean Blechman.............     1999    $426,948      $      0           $25,088                $1,073
  Executive Vice President     1998     428,305       300,200            23,162                 1,073
                               1997     412,869       224,680            23,746                 1,073

Neil Blechman.............     1999    $426,948      $      0           $36,074                $1,660
  Executive Vice President     1998     428,305       300,200            25,709                 1,660
  and Secretary                1997     412,869       224,680            28,520                 1,660

Steve Blechman............     1999    $426,948      $      0           $28,698                $1,365
  Executive Vice President     1998     428,305       300,200            31,462                 1,365
                               1997     412,869       224,680            25,784                 1,365

---------------
(a) A description of the Company's bonus arrangements is contained below under the heading "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

(b) For fiscal year 1997, includes for each of the Blechman Brothers (i) payment of premiums for executive medical insurance policies; (ii) matching contributions under Twin's 401(k) plan; (iii) automobile allowances; and
    (iv) payment of premiums for Twin's cafeteria benefits program and Twin's successor cafeteria benefits program. For fiscal years 1998 and 1999, includes for each of the Blechman Brothers (i) payment of premiums for executive medical insurance policies; (ii) matching contributions under Twin's 401(k) plan; (iii) automobile allowances; and (iv) payment of premiums for Twin's cafeteria benefits program and Twin's successor cafeteria benefits program.

(c) For fiscal years 1997, 1998 and 1999, represents the payment of premiums for term life insurance policies for each of the Blechman Brothers.

EMPLOYMENT AGREEMENTS

     As of January 1, 2000, the Company entered into employment agreements (the "Blechman Employment Agreements") with each of the Blechman Brothers (each an "Executive"), other than Brian Blechman, who is continuing to serve as an Executive Vice President. The Blechman Employment Agreements supercede, in all respects, the employment agreements entered into between the Blechman Brothers and the Company dated May 7, 1996 and any amendments thereto. The Blechman Employment Agreements provide for each Executive to be employed for a term of three years, renewable automatically for successive additional two-year periods at the end of the initial three-year term and at the end of each successive two-year renewal term, unless either party provides written notice to the other of a decision not to renew. Neil Blechman, Steve Blechman and Dean Blechman, each an Executive Vice President, will receive a base salary of $450,000, and Ross Blechman, the Chief Executive Officer, President and Chairman of the Board, will receive a base salary of $550,000 for the first year of the Blechman Employment Agreements. Thereafter, the base salary of each Executive will be reviewed and may be increased at the discretion of the Compensation Committee of the

Board of Directors. In addition to the base salary, each Executive will receive other benefits and perquisites, and will be eligible to receive a bonus each year in accordance with the performance criteria established from time to time by the Compensation Committee of the Board of Directors. In the event an Executive is terminated for any reason other than for cause, resignation, retirement or death (as defined in the Blechman Employment Agreements), the Company will be obligated to pay the Executive (1) severance pay, commencing on the date of termination and continuing for the balance of the term of such Executive's Blechman Employment Agreement, equal to the base salary rate being paid immediately preceding termination, and (2) the targeted bonus for the calendar year at issue on a pro rated basis through the last day of employment for such calendar year. During the Executive's employment and for a period of two years thereafter, each Executive has agreed not to directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for each Executive's agreement not to compete, the Company has agreed to pay each Executive additional consideration for a period of twenty-four months after the last day of his employment, consisting of the base salary being paid immediately preceding the termination of employment. The Blechman Employment Agreements provide that if within two years after a Change of Control (as defined therein), the Executive is terminated without cause or resigns for Other Reasons (as defined therein), the Executive will be entitled to receive severance payments equal to three times his then current base salary as well as an amount equal to three times his Target Bonus (as provided therein). In addition, the Company will be obligated to provide coverage under COBRA and will make amendments to stock option agreements covering options granted to the Executive to provide for an acceleration of the vesting of such options. In the event the Company makes a payment or distribution (a "Payment") to or for the benefit of an Executive pursuant to the terms of the Blechman Employment Agreements or stock option agreement (including the value of accelerated vesting of the stock options) that is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will reimburse the Executive for the excise tax imposed for such Payment in an amount up to twenty percent of such Payment.

     On March 9, 2000, the Company entered into a Confidentiality, Non-competition and Employment-at-will Agreement with Brian Blechman (the "Brian Blechman Agreement"). The Brian Blechman Agreement provides that during Mr. Blechman's employment and for a period of two years thereafter, Mr. Blechman will not directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for Mr. Blechman's agreement not to compete, the Company has agreed to pay Mr. Blechman consideration for a period of twelve months after the last day of his employment, consisting of the base salary being paid immediately preceding the termination of his employment.

     On May 7, 1999, the Company entered into an employment agreement with Stephen L. Welling to serve as President of the Health and Natural Food Store division of Twin (the "Division") or any similar capacity as requested by the Board of Directors (the "Welling Employment Agreement"). The Welling Employment Agreement provides that Mr. Welling will be employed as an executive of the Company for a term of three years, renewable automatically for successive additional two-year periods at the end of the initial three-year term and at the end of each successive two-year renewal term, unless either party provides written notice to the other of a decision not to renew. The Welling Employment Agreement provides for a base salary at an annual rate of $265,000 (as adjusted for inflation). In addition to the base salary, Mr. Welling will receive other benefits and perquisites, and will be eligible to receive a cash bonus each year of up to 100% of his base salary for the relevant calendar year. The Welling Employment Agreement also provides that Mr. Welling will be granted options to purchase 50,000 shares of the Company's common stock. During the term of Mr. Welling's employment and for a period of twelve months thereafter, Mr. Welling has agreed not to directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In the event Mr. Welling is terminated for any reason other than for cause, resignation for good reason, retirement, death or disability (as those terms are defined in the Welling Employment Agreement), the Company will be obligated to pay Mr. Welling (1) severance pay, commencing on the date of termination and continuing until the last day of the twelfth month following termination, equal to the base salary rate being paid immediately preceding termination, and (2) his bonus for the calendar year at issue on a pro rated basis through the last day of his employment for such calendar year.

The Welling Employment Agreement provides that if within one year after a Change of Control (as defined therein), Mr. Welling's is terminated without cause or resigns for Good Reason (as defined therein), Mr. Welling will be entitled to receive severance payments equal to one year of his then current base salary. In addition, the Company will be obligated to provide all benefits coverage received by Mr. Welling or his dependents for one year thereafter. In addition, the Company will be obligated to provide for acceleration of the vesting of stock options granted to Mr. Welling (unless the Board of Directors determines otherwise in accordance with the Welling Employment Agreement).

     On May 7, 1996, Twin entered into consulting agreements with each of David and Jean Blechman, the parents of the Blechman Brothers and the founders of Twin (together, the "Consultants") (each a "Consulting Agreement"). The Consulting Agreement provides that the relevant individual be engaged as an independent consultant to the Company, Twin and ARP for a term of five years. As consideration for such consulting services, Twin is obligated to pay the individual an annual consulting fee of $100,000, in addition to certain limited perquisites and benefits.

     In May 1996, the Company and Twin entered into non-competition agreements with each of the Blechman Brothers and the Consultants (each a "Non-Competition Agreement"). The term of the Non-Competition Agreement of each of the Blechman Brothers and of each of the Consultants is five years. The Non-Competition Agreement generally prevents the individual from participating in any manner in the management, operation or ownership of any entity which is engaged in similar lines of business to those of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Scope of Committee's Work. The Compensation Committee reviews and approves the compensation of executives of the Company and such other employees of the Company as assigned thereto by the Board and makes recommendations to the Board with respect to standards for setting compensation levels. In 1999, the Compensation Committee consisted of Ross Blechman, John G. Danhakl, and Jonathan
D. Sokoloff. Effective February 10, 2000, Mr. Blechman resigned from the Compensation Committee. The Compensation Committee adopted the Report on Executive Compensation set forth below.

     The Board of Directors of the Company created a Stock Option Committee in June 1999. The Stock Option Committee supervises and administers the Company's stock option plans and makes determinations with respect to the grant of stock options.

     Report on Executive Compensation. The Company's executive compensation for fiscal 1999 consisted of two primary components: base salary and eligibility to receive a bonus. The level of each Named Executive Officer's base salary and bonus was established in such officer's employment agreement, which agreements were entered into in May 1996 (the "Old Employment Agreements"). Mr. Welling's base salary was established in the Welling Employment Agreement, and Mr. Bolt's base salary and a substantial portion of his bonus was established pursuant to arrangements entered into between Twin and Mr. Bolt in connection with Mr. Bolt's employment by the Company. See "Employment Agreements."

     The salary and bonus components of the Company's executive compensation are together designed to facilitate fulfillment of the following compensation objectives: (i) retaining competent management; (ii) rewarding management for the attainment of short and long term accomplishments; (iii) aligning the interests of management with those of the Company's stockholders; and (iv) relating executive compensation to the achievement of Company goals and the Company's financial performance.

     Base Salary. The base salary of each of the Senior Executive Officers in fiscal 1999 was paid in accordance with the terms of their respective employment agreements or arrangements.

     Bonuses. The Compensation Committee believes that the awarding of annual bonuses provides an incentive and reward for short-term financial success and long-term Company growth. The bonus component of the Old Employment Agreements was intended to link compensation in significant part to the Company's financial performance and the attainment of Company goals. The bonus for fiscal year 1999 entitled to be earned by each of the Named Executive Officers, is calculated in accordance with a formula set forth in the relevant officer's employment agreement and entitles such individual to a bonus calculated as a percentage of base salary based on annual increases in EBITDA realized by Twin. None of the Named Executive Officers were entitled to receive a bonus in 1999 pursuant to the terms of the Old Employment Agreements. Messrs. Welling and Bolt (to the extent not established as set forth above) received discretionary bonuses based upon merit review and their levels of responsibility. Bonuses for the Senior Executive Officers and other officers in respect of fiscal year 2000 will be determined in accordance with the Twinlab Corporation Management Incentive Bonus Plan if approved by the stockholders at the Annual Meeting. See "Proposal No. 2 -- Approval of the Twinlab Corporation Management Incentive Bonus Plan."

     Stock Incentive Plans. The Twinlab Corporation 1996 Stock Incentive Plan (the "1996 Plan") provides for the issuance of a total of up to 400,000 authorized and unissued shares of the Company's Common Stock as awards in the form of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) restricted stock and (v) performance shares. No individuals who are directors of the Company (including the Blechman Brothers) are eligible to receive awards under the Plan. Prior to the consummation of the Company's initial public offering in 1996 (the "IPO"), Stephen L. Welling was awarded 8,000 nonqualified stock options under the 1996 Plan, such options having an exercise price equal to $12.00, the IPO price.

     The Twinlab Corporation 1998 Stock Incentive Plan (the "1998 Plan") provides for the issuance of a total of up to 1,642,712 authorized and unissued shares of the Company's Common Stock in the form of: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) dividend equivalent rights and (vii) other stock based awards. Awards may be made to such officers and other employees of the Company and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to the Company and its subsidiaries as the Compensation Committee shall in its discretion select. In 1999, certain employees of the Company were awarded nonqualified stock options to purchase an aggregate of 895,000 shares of Common Stock at exercise prices ranging from $8.00 to $9.19 per share. Such options become exercisable over five years from the date of grant at the rate of 20% of the grant each year.

     The Twinlab Corporation 1999 Stock Incentive Plan for Outside Directors (the "1999 Plan") provides for the grant of up 65,000 shares of the Company's Common Stock in the form of (i) nonqualified stock options and (ii) restricted shares of Common Stock. Awards are granted each year as of the day following the date of the Company's annual meeting to all eligible participants in the 1999 Plan, which includes members of the Board of Directors of the Company who are not employees of the Company or its subsidiaries. In 1999, eligible directors of the Company were awarded nonqualified stock options to purchase an aggregate of 5,000 shares of Common Stock at an exercise price of $8.625 per share. Such options become exercisable over three years from the date of grant at the rate of 33 1/3% of the grant each year. In addition, eligible directors of the Company were awarded 1,184 restricted shares of Common Stock.

     The Twinlab Corporation Management Incentive Bonus Plan, and the Twinlab Corporation 2000 Stock Incentive Plan, if approved by the stockholders at the Annual Meeting, will be administered by the Compensation Committee and the Stock Option Committee, respectively.

     Profit Sharing Plan. Prior to July 1, 1996, Twin sponsored an employee profit sharing and savings plan (the "Twin Plan") and Natur-Pharma Inc. sponsored an Employee Savings and Investment Plan (the "NP Plan"), which covered all of Twin's and Natur-Pharma Inc.'s eligible employees, respectively. Executive officers of Twin and Natur-Pharma Inc. participated in the Twin Plan and NP Plan, respectively, on the same terms as other employees. Effective July 1, 1996, the Twin Plan was amended and restated and merged with the NP Plan to form the Twin Laboratories Inc. 401(k) Plan (the "401(k) Plan"). Eligible employees, including executive officers of the Company and Twin, may contribute up to 15% of their annual compensation to the 401(k) Plan, subject to certain limitations, and Twin will match 50% of such contributions.

     Compensation of the Chief Executive Officer. The compensation package of Mr. Ross Blechman, the Company's President and Chief Executive Officer, like that of the other Senior Executive Officers, primarily consists of base salary and bonus components. The levels of base salary and bonus, as well as the factors considered in determining such levels in 1999, were established by Mr. Blechman's Old Employment Agreement.

     In 1999, Ross Blechman earned a base salary of $426,948 and did not receive a bonus pursuant to his Old Employment Agreement. In addition, Mr. Blechman received certain other customary perquisites and benefits. As of March 17, 2000 Ross Blechman beneficially owned 1,670,097 shares, or 5.8%, of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

     As of January 1, 2000, the Company and Mr. Blechman entered into a new employment agreement. See "Executive Compensation -- Employment Agreements." In establishing the terms of Mr. Blechman's employment agreement, the Compensation Committee took into account both the position and expertise of Mr. Blechman, as well as the Compensation Committee's understanding of competitive compensation for similarly situated executives (which understanding was obtained with the assistance of an independent compensation consultant). Mr. Blechman's bonus in respect of fiscal year 2000 will be determined in accordance with the Twinlab Corporation Management Incentive Bonus Plan if approved by the stockholders at the Annual Meeting. See "Proposal No. 2 -- Approval of the Twinlab Corporation Management Incentive Bonus Plan."

                                          John G. Danhakl
                                          Jonathan D. Sokoloff

                            STOCK PERFORMANCE GRAPH

     The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for the Nasdaq
Composite -- U.S. and the Nasdaq Health Index. The graph assumes an investment of $100 on November 15, 1996, when the Company's stock was first traded in a public market. Reinvestment of dividends is assumed in all cases.

                                                   TWINLAB CORPORATION         NASDAQ HEALTH INDEX       NASDAQ COMPOSITE - U.S.
                                                   -------------------         -------------------       -----------------------
Nov 15 96                                                100.00                      100.00                      100.00
Dec 96                                                   101.06                      102.78                      102.55
Mar 97                                                   112.50                       95.97                       96.98
Jun 97                                                   200.00                      107.83                      114.75
Sept 97                                                  170.63                      117.31                      134.16
Dec 97                                                   206.25                      105.45                      125.64
Mar 98                                                   337.50                      115.70                      147.05
Jun 98                                                   364.06                      105.05                      151.08
Sept 98                                                  213.54                       78.90                      136.33
Dec 98                                                   109.38                       89.39                      177.16
Mar 99                                                    79.21                       80.03                      198.56
Jun 99                                                    71.61                       99.79                      217.27
Sept 99                                                   73.95                       73.92                      222.54
Dec 99                                                    66.14                       72.87                      327.87

     The comparisons in the table and on the graph above are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 17, 2000, concerning the Common Stock of the Company beneficially owned (i) by each director and nominee of the Company, (ii) by the Named Executive Officers and all executive officers and directors as a group, and (iii) by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                              PERCENT OF
                                                              NUMBER OF         SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES(A)     OUTSTANDING(A)
------------------------------------                          ----------    --------------
Green Equity Investors II, L.P..............................   4,879,999         17.0%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
John G. Danhakl(b)..........................................   4,879,999         17.0%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
Jonathan D. Sokoloff(b).....................................   4,879,999         17.0%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
Brian Blechman..............................................   1,659,246          5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Dean Blechman(c)............................................   1,660,080          5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Neil Blechman(d)............................................   1,660,497          5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Ross Blechman(e)............................................   1,670,097          5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Steve Blechman(c)...........................................   1,660,080          5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788

                                                                              PERCENT OF
                                                              NUMBER OF         SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES(A)     OUTSTANDING(A)
------------------------------------                          ----------    --------------
Robert S. Apatoff...........................................           0            *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
William U. Westerfield......................................           0            *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Stephen L. Welling(f).......................................      31,970            *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
All executive officers and directors as a group (10           13,221,969         46.1%
  persons)(g)...............................................

---------------
 (a) Does not include an aggregate of 1,563,050 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted average price of $11.07 per share.

(b) The shares shown as beneficially owned by Messrs. Danhakl and Sokoloff include 4,879,999 shares owned of record by GEI. GEI is a Delaware limited partnership managed by LGP, which is an affiliate of the general partner of GEI. Each of Leonard I. Green, Jonathan D. Sokoloff, John G. Danhakl, Peter
    J. Nolan and Gregory J. Annick, either directly (whether through ownership interest or position) or through one or more intermediaries, may be deemed to control LGP and such general partner. LGP and such general partner may be deemed to control the voting and disposition of the shares of Common Stock of the Company owned by GEI. As such, Messrs. Sokoloff and Danhakl may be deemed to have shared voting and investment power with respect to all shares held by GEI. However, such individuals disclaim beneficial ownership of the securities held by GEI except to the extent of their respective pecuniary interests therein.

 (c) The shares shown as beneficially owned by each of Dean Blechman and Steve Blechman each include 834 shares of Common Stock beneficially owned by each of their minor children. Dean Blechman and Steve Blechman disclaim beneficial ownership of such shares.

(d) The shares shown as beneficially owned by Neil Blechman include 1,251 shares of Common Stock owned by his minor children. Neil Blechman disclaims beneficial ownership of such shares.

 (e) The shares shown as beneficially owned by Ross Blechman include 10,851 shares of Common Stock owned by his minor children. Ross Blechman disclaims beneficial ownership of such shares.

 (f) The shares shown as beneficially owned by Mr. Welling include 13,000 shares subject to options exercisable within 60 days.

 (g) Includes the shares referred to in Notes (b), (c), (d), (e) and (f) above.

 *  Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company has employment agreements and arrangements with each of the Senior Executive Officers other than Brian Blechman. The Company also has a Confidentiality, Non-competition and Employment-at-will Agreement with Brian Blechman and consulting agreements with each of the Consultants. See "Executive Compensation."

                                 PROPOSAL NO. 2

                 APPROVAL OF THE TWINLAB CORPORATION MANAGEMENT
                              INCENTIVE BONUS PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Twinlab Corporation Management Incentive Bonus Plan (the "Bonus Plan"). The adoption of the Bonus Plan is part of a broader program adopted with respect to incentive compensation payable to employees of the Company, which also includes the Company's recently adopted Twinlab Corporation 2000 Stock Incentive Plan (the "Stock Plan"), described in this Proxy Statement under the caption "Proposal No. 3 -- Approval of the Twinlab Corporation 2000 Stock Incentive Plan." The following summary of the main features of the Bonus Plan is qualified by reference to the complete text of the Bonus Plan, which is set forth in Appendix A hereto.

GENERAL

     The purpose of the Bonus Plan is to motivate the key employees of the Company and its subsidiaries to focus on the achievement of corporate, department/division and individual objectives, to clearly align expectations with financial rewards, to provide a systematic plan for establishing definitive performance goals and to provide a strong financial incentive for the achievement of such goals, and to continue to attract, motivate and retain high performing executives on a competitive basis, while seeking to preserve for the benefit of the Company, to the extent practicable, a tax deduction for payments of incentive "performance-based" compensation to such executives within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and accompanying regulations.

ADMINISTRATION

     The Bonus Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which shall be comprised of two or more individuals appointed by the Board of Directors, all of whom are "non-employee directors" (as defined in Section 162(m) of the Code), and "outside directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended). The Compensation Committee is authorized to determine all questions of interpretation and application of the Bonus Plan. The determinations of the Compensation Committee are made in its sole discretion and are final and binding on all participants.

ELIGIBILITY

     Bonuses under the Bonus Plan may be granted to those key employees of the Company who are employed at grade 12 or above (including officers of the Company, whether or not they are directors of the Company) as the Compensation Committee shall select from time to time. The granting of a Bonus (as defined therein) is discretionary, and the Company cannot now determine the number or dollar value of Bonuses that shall be granted in the future to any particular person or group. However, the Compensation Committee has determined, subject to stockholder approval of the Bonus Plan, the range of amounts of potential Bonus payments to be granted to eligible participants for fiscal year 2000 and the performance criteria that must be achieved in order to obtain such Bonus payments. These potential Bonus payments are discussed below in more detail under the heading "Year 2000 Bonuses."

AWARDS

     General. Under the Bonus Plan, eligible participants shall be granted a Bonus, which entitles them to receive a cash award upon the achievement of specific, objective, pre-established goals relating to the Company or the individual ("Performance Goals") during a specific period (a "Measurement Period"). The Compensation Committee shall (i) determine the key employees to whom Bonuses should be granted, (ii) determine the amount of each such Bonus and
(iii) establish the Performance Goals with respect to each such Bonus. The Compensation Committee may delegate to one or more duly authorized officers of the Company some or all of its authority described in the previous sentence, provided, however, that no such authority may be delegated with respect to any individual that the Compensation Committee reasonably expects to be a "covered person" within the meaning of Section 162(m) of the Code as of the date a Bonus is paid (hereinafter "Section 162(m) Covered Person"). Section 162(m) of the Code is discussed below under the heading "Right to Defer -- Section 162(m)." Each Bonus shall be evidenced by an agreement (the "Bonus Agreement"), setting forth the applicable Performance Goal that must be achieved, the amount of the Bonus to be received by the participant for each level of achievement of the Performance Goal, and such other terms and conditions as the Compensation Committee, in its sole discretion, shall determine.

     Amount of Bonus/Target Amount. The amount of a Bonus shall be expressed as a Target Amount, i.e., the amount to be paid upon 100% achievement of the Performance Goal. The Target Amount may be an absolute amount or it may be based upon a percentage of compensation (as the Compensation Committee may define compensation, but excluding any severance payments) or such other objective formula as the Compensation Committee may determine. If a Performance Goal with respect to a Bonus is composed of both a Corporate Goal and a Functional/Individual Goal (as those terms are described below under the heading "Performance Goal"), the Compensation Committee shall establish a separate Target Amount for each of the Corporate Goal and the Functional/Individual Goal.

     Performance Goal. A Performance Goal shall be a target level of achievement during a Measurement Period, and achievement of the Performance Goal shall be measured as a percentage of this target. A participant shall receive a bonus payment for 80% or greater achievement of the Performance Goal. A Performance Goal may include both "Corporate Goals" and "Functional/Individual Goals." However, a Performance Goal established for a Section 162(m) Covered Person (as discussed below under the heading "Right to Defer -- Section 162(m)") may include only a Corporate Goal.

     Corporate Goals refer to the performance of the Company and shall be based, in each case on a Company wide basis, on one or more of (i) Earnings per Share,
(ii) EBITDA, (iii) Economic Profit (as each such term is defined in the Bonus
Plan), (iv) growth in revenue, (v) achievement of cost targets, (vi) costs of production or (vii) any combination of such criteria.

     Functional/Individual Goals refer to a participant's individual performance and shall be based on relevant financial, operational and individual performance objectives.

     Both Corporate Goals and Functional/Individual Goals may be expressed either as an absolute target or as the actual levels measured, as applicable, against (i) the Company's Budget (as defined in the Bonus Plan) for the Measurement Period, (ii) the past performance of the Company (including one or more divisions or departments) (iii) the past performance of the individual, or
(iv) the current or past performance of other companies. In the case of earnings-based measures, a Performance Goal may employ comparisons to capital, stockholders' equity and shares outstanding. Except as otherwise provided in the Bonus Plan, the measures used in Performance Goals set under the Bonus Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's annual and quarterly reports on Forms 10-K and 10-Q. However, unless otherwise determined by the Compensation Committee consistent with the requirements of
Section 162(m)(4)(C) and the regulations thereunder, the determinations related to Performance Goals shall disregard certain items of gain, loss or expense relating to special, unusual or non-recurring items, events or circumstances, including the disposal of a business or discontinued operations, the operations of any business acquired by the Company and changes in accounting principles or applicable law or regulations.

     Computation of Bonus Amount. If the achievement of a participant's Performance Goal is at least 80%, he or she shall receive a bonus payment. Unless otherwise provided in the applicable Bonus Agreement, the Bonus shall be payable as follows:

     (a) If the achievement of the Performance Goal is 100%, the Bonus payment shall be equal to the Target Amount.

     (b) For each whole percentage point that the achievement of the Performance Goal is less than 100%, the Bonus payment shall be equal to the Target Amount, reduced by 3 1/2%. However, if the achievement of the Performance Goal is less than 80%, no Bonus payment shall be made.

     (c) For each whole percentage point that the achievement of the Performance Goal exceeds 100%, the Bonus payment shall be equal to the Target Amount, increased by 5%. In no event, however, shall a Bonus payment exceed 200% of the Target Amount.

     (d) All payments shall be rounded up to the nearest $1.00.

     Maximum Amount of Bonuses. The maximum Bonus payable to a participant during a year shall in no event exceed $1,500,000.

     Payment of Bonuses. As soon as reasonably practicable following the end of a Measurement Period, but in no event later than March 15, the Compensation Committee shall certify in writing (in accordance with applicable regulations under Section 162(m) of the Code) the level of achievement of each Performance Goal established by the Compensation Committee with respect to such Measurement Period. Participants who are entitled to Bonus payments pursuant to such certification shall receive such payments as soon as practicable following such certification in accordance with the terms of their Bonus Agreements, unless the Compensation Committee, in its sole discretion, determines to reduce the payment to be made.

     Bonus payments shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No participant or other person shall have under any circumstances any interest in any particular property or assets of the Company.

YEAR 2000 BONUSES

     Subject to stockholder approval of the Bonus Plan, the Compensation Committee has established performance criteria and the range of amounts of Bonuses to be granted to eligible participants for fiscal year 2000, under which the participants have the potential to obtain cash bonus payments provided that certain specified Performance Goals are achieved. As discussed above, if the applicable Performance Goals are not sufficiently satisfied during fiscal 2000, no payments will be made, and the maximum amounts will be received only if the target Performance Goals for fiscal 2000 are exceeded by 20%. The chart below reflects the range of Bonus payments that may be received under these Bonus awards. Since it is not possible to determine at this time whether and to what extent the Performance Goals will be achieved during fiscal 2000, the precise bonus payment amounts (if any) cannot be determined at this time. However, if the Corporate Goal component (which for fiscal year 2000 is based upon the achievement of a level of Earnings per Share) of the Performance Goals established for these Bonus awards were applied to the Company's performance in 1999, the Corporate Goal would not have been achieved at all. The Functional/Individual Goals, which are unique to each participant, might have been achieved to varying extents if applied to participants' performance in 1999. This means that if these Bonus awards and Performance Goals had been established for fiscal year 1999, the individuals named in the table below (whose Performance Goals in respect of fiscal 2000 are comprised solely of the Corporate Goal) would not have received any bonus payments, and the other participants would not have received any payments based on the Corporate Goal portion of their Performance Goals, although they might have received payments based on the Functional/Individual Goal portion of their Performance Goals.

                               NEW PLAN BENEFITS

                        MANAGEMENT INCENTIVE BONUS PLAN

NAME AND POSITION                                             DOLLAR VALUE ($)(1)
-----------------                                             -------------------
Ross Blechman...............................................  $0 - $1,100,000
  Chairman of the Board, President and Chief Executive
     Officer
Neil Blechman...............................................  $0 - $ 675,000
  Executive Vice President and Director
Steve Blechman..............................................  $0 - $ 675,000
  Executive Vice President and Director
Dean Blechman...............................................  $0 - $ 675,000
  Executive Vice President and Director
Brian Blechman..............................................  $0 - $ 675,000
  Executive Vice President and Director
Executive Group.............................................  $0 - $4,371,900
Non-Executive Director Group................................  $0
Non-Executive Officer Employee Group........................  $0 - $2,993,611

---------------
(1) The actual dollar amounts are computed as a percentage of salary at the end of the year, and would be affected by any change in the participant's salary during the year.

OPTIONS

     Certain participants, as determined by the Compensation Committee in its sole discretion and set forth in the applicable Bonus Agreements, may elect to forego payment of any whole percentage between 10% to 100% of their Bonus up to a maximum of $100,000, and instead receive an option ("Option") to purchase Common Stock. Such an election must be made at least five months prior to the end of the Measurement Period and shall be irrevocable. The number of shares of Common Stock under such Option, unless determined otherwise by the Compensation Committee, shall be equal to the quotient of (i) the dollar amount of the Bonus or the portion thereof which the participant has elected to forego, divided by
(ii) the value (as of the date the Option is granted) of an Option to purchase one share of Common Stock, determined by utilizing the Black Scholes Option Pricing Model. Options shall be granted on the date on which the Bonus would otherwise be paid in cash, shall have an exercise price-per-share equal to the fair market value (as defined in the Stock Plan) of a share of Common Stock as of the date of the grant and shall be fully vested as of the grant date. Options shall be granted under, and subject to the terms of, the Stock Plan. If a participant makes such an election to receive an Option and the Stock Option Committee determines not to grant him or her an Option under the Stock Plan, then such determination of the Stock Option Committee shall be deemed to be the unilateral revocation by the Company of such participant's election and such participant shall receive payment of his or her entire Bonus in cash as if such election had not been made.

TERMINATION OF EMPLOYMENT

     Unless otherwise provided in an employment agreement then in effect between a participant and the Company, the following rules apply if a participant's employment with the Company terminates prior to the payment of a Bonus:

     1. If a participant's employment terminates during a Measurement Period due to the participant's death, Disability or Retirement (as such terms are defined in the Stock Plan), the Compensation Committee, in its sole discretion, may grant such participant (or the representative of the participant's estate) an equitably prorated portion of the Bonus which otherwise would have been earned by such participant. In such an event, any election made by such participant to receive an Option in lieu of such Bonus payment shall be null and void.

     2. If a participant's employment terminates during a Measurement Period for any reason other than as set forth above, any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be forfeited.

     3. If a participant is entitled to a Bonus with respect to a Measurement Period and his or her employment terminates for any reason other than for Cause (as defined in the Stock Plan) following the end of the Measurement Period but prior to the actual payment of the Bonus, such Bonus shall be paid to him or her or, if applicable, to the representative of his or her estate. In such an event, any election made by such participant to receive an Option in lieu of such Bonus payment shall be null and void.

RIGHT TO DEFER -- SECTION 162(M)

     In general, Section 162(m) of the Code (the "Million-Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to a Section 162(m) Covered Person of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) shall not be deductible by the corporation. Bonuses under the Bonus Plan generally shall be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." However, if and to the extent that the Compensation Committee determines that a Bonus payment to a
Section 162(m) Covered Person shall not qualify for this (or any other) exception to the Million-Dollar Limit and that the Company's Federal tax deduction in respect of such payment may be limited, the Compensation Committee may delay such payment as provided below. In such a case, the Compensation Committee shall credit the amount of the delayed payment to a book account, which shall be adjusted to reflect gains and losses that would have resulted from the investment of such amount in any investment vehicle or vehicles selected by the Compensation Committee. Part or all of the amount credited to the participant's book account hereunder shall be paid to the participant at such time or times as shall be determined by the Compensation Committee, if and to the extent the Compensation Committee determines that the Company's deduction for any such payment shall not be reduced by the Million-Dollar Limit. Notwithstanding the foregoing, the entire balance credited to the participant's book account shall be paid to the participant within 90 days after the participant ceases to be a Section 162(m) Covered Person. The participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the participant other than by will or laws of descent and distribution. Any such book account shall represent only an unfunded, unsecured promise by the Company to pay the amount credited to the book account to the participant in the future.

TRANSFERABILITY OF BONUSES

     The right of a participant or of any other person to any payment under the Bonus Plan shall not be assigned, transferred, pledged or encumbered in any manner and any attempted assignment, transfer, pledge or encumbrance shall be null and void and of no force or effect.

AMENDMENT AND TERMINATION

     The Board of Directors has the right to terminate, modify or amend the Bonus Plan from time to time, but, without prior approval of the Company's stockholders, no such modification or amendment shall (i) cause amounts payable under the Bonus Plan to fail to qualify for the "performance-based compensation" exemption from the limitations of Section 162(m) of the Code (as provided in Section 162(m)(4)(C) of the Code); (ii) alter the business criteria on which the Performance Goals may be based; (iii) increase the maximum amount of any Bonus that may be awarded or (iv) materially modify the requirements regarding eligibility for participation in the Bonus Plan.

     If the Bonus Plan is terminated, outstanding Bonuses shall be treated as follows:

     1. If the Bonus Plan is terminated during a Measurement Period, any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be forfeited.

     2. If the Bonus Plan is terminated following the end of a Measurement Period but prior to payment of any Bonus applicable to such Measurement Period, any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be paid as if the Bonus Plan had not terminated.

SUMMARY OF FEDERAL TAX CONSEQUENCES

     The following is a description of the principal federal income tax consequences of Bonuses under the Bonus Plan based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation shall or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Bonuses under the Bonus Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

     There are no tax consequences to either the Company or a participant from the award of a Bonus until the actual cash payment is made. Upon the payment of a Bonus in cash, the participant shall be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. An Option with which all or a portion of a participant's Bonus is replaced will be granted under the Stock Plan, and the tax consequences of the Options are discussed below under the caption "Proposal No. 3 -- Approval of the Twinlab Corporation 2000 Stock Incentive
Plan -- Summary of Federal Tax Consequences."

     Deduction Limit under Section 162(m) of the Code. As discussed above under the heading "Right to Defer -- Section 162(m)," the Million-Dollar Limit established in Section 162(m) of the Code limits the ability of a publicly held corporation to receive a tax deduction for remuneration in excess of $1 million that is paid to Section 162(m) Covered Persons. However (also as discussed above), Bonus payments under the Bonus Plan either shall be eligible for an exception to the Million-Dollar Limit or, if not, can be deferred until such time as the Million-Dollar Limit is not applicable to such payments. As a result, it would appear that the Company's tax deduction for such amounts would be preserved.

     Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with the payment of a Bonus, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. The Company may withhold an amount in cash sufficient to satisfy its withholding obligations.

     Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of the payment of a Bonus after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Twinlab Corporation Management Incentive Bonus Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE TWINLAB CORPORATION MANAGEMENT INCENTIVE BONUS PLAN.

                                 PROPOSAL NO. 3

         APPROVAL OF THE TWINLAB CORPORATION 2000 STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Twinlab Corporation 2000 Stock Incentive Plan (the "Stock Plan"). The adoption of the Stock Plan is part of a broader program adopted with respect to incentive compensation payable to employees of the Company, which also includes the Twinlab Corporation Management Incentive Bonus Plan (the "Bonus Plan"), described in this Proxy Statement under the caption "Proposal No. 2 -- Approval of the Twinlab Corporation Management Incentive Bonus Plan." The following summary of the principal features of the Stock Plan is qualified by reference to the complete text of the Stock Plan, which is set forth in Appendix B hereto.

GENERAL

     The purpose of the Stock Plan is to provide for officers, other employees of, and consultants to the Company and its subsidiaries an incentive (a) to enter into and remain in the service of the Company or its subsidiaries, (b) to enhance the long-term performance of the Company and its subsidiaries, and (c) to acquire a proprietary interest in the success of the Company and its subsidiaries, and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

     The Stock Plan provides for the granting of Incentive Awards (as defined below) with respect to up to an aggregate of 4,500,000 shares of Common Stock, subject to adjustment in the event of certain capital changes as described below. During any calendar year, no participant in the Stock Plan shall receive Incentive Awards with respect to more than 1,000,000 shares of Common Stock. Shares issued under the Stock Plan may be newly issued shares or treasury shares, at the discretion of the Stock Option Committee. As of April 3, 2000, the market value of a share of Common Stock was $7.125.

ADMINISTRATION

     The Stock Plan shall be administered by the Stock Option Committee, which shall be comprised of two or more individuals appointed by the Board of Directors, all of whom are "non-employee directors" (as defined in Section 162(m) of the Code), and "outside directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended). The Stock Option Committee has full authority (i) to administer the Stock Plan, including authority to interpret and construe any provision of the Stock Plan and the terms of any Incentive Award issued under the Stock Plan, (ii) to adopt such rules and regulations for administering the Stock Plan as it may deem necessary or appropriate and (iii) to delegate such administrative responsibilities as it deems appropriate, provided, however, that the Stock Option Committee shall retain the responsibility to designate the Incentive Award recipients and the amount and type of such Incentive Awards. Decisions of the Stock Option Committee shall be final and binding on all parties. The Stock Option Committee's determinations under the Stock Plan may, but need not, be uniform and may be made on a participant-by-participant basis (whether or not two or more participants are similarly situated).

ELIGIBILITY

     Incentive Awards may be granted to (i) officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) such consultants to the Company and its subsidiaries as the Stock Option Committee shall select in its discretion, and (iii) any other key persons, as determined by the Stock Option Committee in its sole discretion. In addition, an employee who is entitled to receive stock options in lieu of a bonus under the terms of either the Bonus Plan or an employment agreement with the Company, shall be eligible to participate in the Stock Plan. For purposes of this paragraph, an employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll. The granting of Incentive Awards is discretionary, and the Company cannot now determine the number or type of Incentive Awards that will be granted in the future to any particular person or group.

AWARDS

     The Stock Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("NQOs"), (ii) stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), (iii) limited stock appreciation rights ("LSARs"), (iv) tandem stock appreciation rights ("Tandem SARs"), (v) stand-alone stock appreciation rights ("Stand-Alone SARs"),
(vi) shares of restricted stock, (vii) shares of phantom stock, (viii) stock bonuses, (ix) cash bonuses, (x) dividend equivalent rights ("DERs") and (xi) other types of stock-based awards (collectively, "Incentive Awards") in such amounts and subject to such terms and conditions, as the Stock Option Committee shall in its discretion determine. Each Incentive Award shall be evidenced by an "Award Agreement" containing such terms as the Stock Option Committee shall determine.

     Non-Qualified Stock Options. The exercise price-per-share of each NQO shall be determined by the Stock Option Committee on the date of grant, but shall not be less than that required by law. Unless provided otherwise in an Award Agreement, an NQO first shall become exercisable with respect to 1/3 of the shares of Common Stock subject to the NQO on each of the first three anniversaries of the date of grant. Each NQO shall be exercisable in whole or in part (but a partial exercise must have an aggregate exercise price of at least $1,000) for a term, not to exceed ten years, established by the Stock Option Committee on the date of grant. The exercise price shall be paid in cash or, unless provided otherwise in the applicable Award Agreement, in shares of Common Stock valued at their fair market value on the date of exercise or by means of a "cashless exercise" in which some or all of the shares to be granted upon the exercise are sold to provide the exercise price, or, at the discretion of the Stock Option Committee, by such other provision as the Stock Option Committee may from time to time prescribe.

     In the event of a "Termination of Employment" for any reason other than "Retirement," "Cause," "Disability" (as each such term is defined in the Stock
Plan) or death, unless otherwise determined by the Stock Option Committee and included in an Award Agreement: (i) NQOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination (or, if earlier, the expiration of their term) and (ii) NQOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of Retirement or Disability, (i) NQOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination and (ii) NQOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of death, (i) NQOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination and (ii) NQOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all NQOs held by such participant shall terminate immediately as of the commencement of business of the effective date of such termination.

     In the event of a "Change in Control" of the Company (as defined in the Stock Plan), all NQOs shall become immediately exercisable and shall remain exercisable until the later of (i) 5 years from the date on which the Change in Control occurred and (ii) the date such option would expire, terminate or be cancelled pursuant to the terms of the Stock Plan but for the Change in Control.

     Incentive Stock Options. Generally, ISOs are options that may provide to a participant certain federal income tax benefits that are not available with NQOs, provided that a participant holds the shares acquired upon exercise of an ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The rules for ISOs under the Stock Plan are the same as with respect to NQOs, except as follows:

     1. The exercise price-per-share of each ISO granted under the Stock Plan must not be less than the fair market value of a share of Common Stock on the date on which such ISO is granted.

     2. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted and (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

     3. The aggregate fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (determined on the grant date) under the Stock Plan or any other plan of the Company or its subsidiaries may not exceed $100,000.

     4. In the event of a participant's Termination of Employment, ISOs granted to the participant are exercisable to the same extent as described above with respect to NQOs. However, in the event of a Termination of Employment by reason of Retirement or Disability, an option granted as an ISO may be treated for tax purposes as an NQO rather than an ISO to the extent it is exercised more than three months (in the case of Retirement) or one year (in the case of Disability) after the Termination of Employment.

     5. In the event of the occurrence of a Change in Control of the Company, outstanding ISOs shall be treated in the same manner as outstanding NQOs. However, if a participant terminates employment with the Company after the occurrence of a Change in Control, an option granted as an ISO may be treated for tax purposes as an NQO rather than an ISO to the extent it is exercised more than three months after such termination (in the case of a Termination of Employment other than by reason of Disability) or one year after such termination (in the case of a Termination of Employment by reason of Disability).

     Reload Options. In certain circumstances, the Stock Option Committee may include in any agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to any participant who delivers shares of Common Stock in partial or full payment of the exercise price of the Original Option. The reload option shall relate to a number of shares of Common Stock equal to the number of shares of Common Stock delivered, and shall have an exercise price-per-share equal to the fair market value of a share of Common Stock on the date of the exercise of the Original Option.

     Bonus Options. Certain participants in the Bonus Plan may be entitled to elect to receive stock options under the Stock Plan in lieu of all or part of a Bonus to which they would be entitled under the Bonus Plan. Similarly, certain employees may be entitled under an employment agreement with the Company to receive stock options under the Stock Plan in lieu of all or part of a bonus payment under such an employment agreement. The Stock Option Committee may grant "Bonus Options" under the Stock Plan to such individuals. A Bonus Option can be either a NQO or an ISO, and shall be subject to the same terms as all NQOs and ISOs, except as described below.

     The number of shares of Common Stock subject to each Bonus Option, unless determined otherwise by the Stock Option Committee, shall be equal to the quotient of (i) the amount of the cash award to which the individual would have been entitled under the Bonus Plan or the bonus provisions of an employment agreement, as applicable, absent his or her election to receive a Bonus Option divided by (ii) the value of an option to purchase one share of Common Stock, determined based on the Black Scholes Option Pricing Model, as of the day the Bonus Option is granted. Any such determination shall be made by the Stock Option Committee, whose determination shall be final, binding and conclusive.

     The exercise price-per-share of any Bonus Option shall be the fair market value of a share of Common Stock on the date such Bonus Option is granted. Each Bonus Option shall be exercisable in full as of the date on which such Bonus Option is granted, and shall remain exercisable until the expiration of ten years from the date such Bonus Option was granted; provided, however, that each Bonus Option shall be subject to earlier termination, expiration or cancellation as provided in the Stock Plan.

     Limited Stock Appreciation Rights. Each NQO and ISO granted under the Stock Plan may include an LSAR with respect to a number of shares less than or equal to the number of shares subject to the related option. The exercise of an LSAR with respect to a number of shares causes the cancellation of the option with which it is included with respect to an equal number of shares. The exercise (or expiration, cancellation or termination other than by reason of this paragraph) of an option with respect to a number of shares causes the cancellation of the LSAR included with it with respect to an equal number of shares.

     In general, LSARs are exercisable only during the sixty-day period immediately following a Change in Control and only to the extent that their related options are exercisable. The exercise of an LSAR included with a NQO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the greater of (A) the highest price-per-share of Common Stock paid in connection with the Change in Control in connection with which the LSAR became exercisable and (B) the highest fair market value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the related NQO. The exercise of an LSAR included with an ISO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Common Stock on the date of exercise over (ii) the exercise price of the related ISO.

     Tandem Stock Appreciation Rights. The Stock Option Committee may grant, in connection with any NQO or ISO, a Tandem SAR with respect to a number of shares of Common Stock less than or equal to the number of shares subject to the related option. The exercise of a Tandem SAR with respect to a number of shares causes the cancellation of its related option with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of its related Tandem SAR to the extent that the number of shares subject to the option after its exercise is less than the number of shares subject to the Tandem SAR.

     A Tandem SAR is exercisable at the same time and to the same extent as its related option. The exercise of a Tandem SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Common Stock on the date of exercise over (ii) the exercise price of the related option.

     Stand-Alone Stock Appreciation Rights. The Stock Option Committee may grant Stand-Alone SARs, which are stock appreciation rights that are not related to any option. The exercise price of each Stand-Alone SAR granted under the Stock Plan shall be such price as the Stock Option Committee shall determine on the date on which such Stand-Alone SAR is granted. A Stand-Alone SAR shall be exercisable for a term, not to exceed ten years, established by the Stock Option Committee on the date on which such Stand-Alone SAR is granted. The exercise of a Stand-Alone SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Common Stock on the date of exercise over (ii) the exercise price of the Stand-Alone SAR.

     In the event of a "Termination of Employment" for any reason other than "Retirement," "Cause," "Disability" or death, unless otherwise determined by the Stock Option Committee and included in an applicable Award Agreement pursuant to which a Stand-Alone SAR is granted: (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination (or, if earlier, the expiration of their term) and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of Retirement or Disability, (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of death, (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all Stand-Alone SARs held by such participant shall terminate immediately as of the commencement of business on the effective date of such termination.

     In the event of a "Change in Control" of the Company (as defined in the Stock Plan), all Stand-Alone SARs shall become immediately exercisable and shall remain exercisable until the later of (i) 5 years from the date on which the Change in Control occurred and (ii) the date such Option would expire, terminate or be cancelled pursuant to the terms of the Stock Plan but for the Change in Control.

     Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock on a predetermined date (the "issue date") to a participant, provided the participant is continuously employed by the Company until the issue date. Prior to the vesting of the shares, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "vesting date") if the participant has been continuously employed by the Company until that date. The Stock Option Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as, for example, the achievement of specified performance goals. The agreement evidencing the grant of restricted stock may provide for the vesting of a portion, or all, of the shares of restricted stock upon a participant's Termination of Employment other than for Cause prior to the vesting date. In the absence of such a provision, all unvested shares of restricted stock are forfeited upon a participant's Termination of Employment for any reason.

     In the event of the occurrence of a Change in Control of the Company, all shares of restricted stock that have not been issued (or forfeited) automatically are issued and all shares of restricted stock that have not yet been vested (or forfeited), automatically vest.

     Phantom Stock. A grant of a share of phantom stock represents the right to receive, within 30 days after the vesting date, a lump sum cash payment equal to the fair market value of a share of Common Stock as of the vesting date plus the aggregate amount of cash dividends paid with respect to such share of Common Stock, the record date of which was between the date of the grant and the vesting date. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. In the event of the occurrence of a Change in Control of the Company, all shares of phantom stock which have not vested, or have not been canceled or forfeited, automatically vest.

     Stock Bonuses. Bonuses payable in Common Stock may be granted by the Stock Option Committee and may be payable at such times and subject to such conditions as the Stock Option Committee may determine.

     Cash Bonuses. In connection with a grant of either shares of restricted stock or a stock bonus, the Stock Option Committee may grant a cash "tax bonus," payable when a participant is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the value of the shares of restricted stock or stock bonus at the time the income from the grant of shares of restricted stock or a stock bonus is required to be recognized.

     Dividend Equivalent Rights. The Stock Option Committee may, in its discretion, grant with respect to any Incentive Award other than phantom stock a Dividend Equivalent Right ("DER") entitling a participant to receive amounts equal to the ordinary dividends that would have been paid during the time such Incentive Award is outstanding and, in the case of Options and SARs, unexercised and in the case of restricted stock or stock bonuses, prior to the issue date for the related shares of Common Stock covered by such Incentive Award if such shares were then outstanding. DERs may be payable in cash, in shares of Common Stock or in any other form.

     Other Incentive Awards. The Stock Option Committee may grant other types of stock-based awards in such amounts and subject to such terms and conditions as the Stock Option Committee shall in its discretion determine.

TRANSFERABILITY OF INCENTIVE AWARDS

     Incentive Awards granted under the Stock Plan are exercisable during a participant's lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution. Notwithstanding the previous sentence, the Stock Option Committee may provide in the agreement evidencing a grant of an NQO, LSAR, Tandem SAR or Stand-Alone SAR that a participant may transfer such Incentive Award to certain family members, trusts for the benefit of such family members or other parties. Under Section 422 of the Code, an ISO is not transferable other than by will or the laws of descent and distribution.

CERTAIN CORPORATE CHANGES

     The Stock Plan provides for an adjustment in the number of shares of Common Stock available to be issued under the Stock Plan and the number of shares of Common Stock subject to Incentive Awards upon a change in capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events.

AMENDMENT AND TERMINATION

     The Board of Directors may suspend, discontinue, revise or amend the Stock Plan at any time and in any respect, subject to stockholder approval to the extent necessary to comply with applicable law and stock exchange listing requirements. No amendment to the Stock Plan may reduce any Incentive Award previously granted to a participant without the participant's prior written consent. No individual who is eligible to participate in the Stock Plan shall participate in any decision to amend or terminate the Stock Plan.

LIMITATIONS IMPOSED BY SECTION 162(M)

     Prior to a Change in Control of the Company, if and to the extent that the Stock Option Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Stock Option Committee may delay payments to a participant with respect to NQOs, ISOs, Tandem SARs, Stand-Alone SARs or DERs or require a participant to surrender to the Stock Option Committee any certificates with respect to restricted stock and stock bonuses and agreements with respect to phantom stock in order to cancel such awards (and any related cash bonuses or DERs) and, in exchange for such cancellation, credit to an account on the books and records of the Company a cash amount equal to the fair market value of the shares of Common Stock subject to such awards (a "Book Account"). The amounts credited to such Book Account shall be paid to the participant within thirty days after the earlier to occur of (i) the date the compensation paid to the participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) a Change in Control of the Company.

FORFEITURE OF GAIN FROM AWARDS IN CERTAIN EVENTS

     If at any time within one year after the date on which a participant exercises an option (including any LSAR or Tandem-SAR related thereto), Stand-Alone SAR, or Dividend Equivalent Right, or on which Restricted Stock vests, or which is the vesting date of Phantom Stock, or on which a Stock Bonus or a Cash Bonus was granted to a participant, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "realization event"), the Stock Option Committee determines in its discretion that the Company has been materially harmed by the participant, whether such harm (a) results in the participant's termination or deemed termination of employment for Cause or (b) results from any activity of the participant determined by the Stock Option Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the fair market value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

SUMMARY OF FEDERAL TAX CONSEQUENCES

     The following is a description of the principal federal income tax consequences of Incentive Awards under the Stock Plan based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation shall or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Incentive Awards under the Stock Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

     Non-Qualified Stock Options. In general, an optionee shall not be deemed to receive any income at the time an NQO is granted, nor shall the Company be entitled to a federal tax deduction at that time.

     When an optionee exercises an NQO, the optionee shall recognize ordinary compensation income equal to the excess of (a) the fair market value of the Common Stock received as a result of the exercise of the option on the exercise date over (b) the option exercise price, and the Company shall be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQO shall have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of the Common Stock received on exercise of the NQO, the optionee shall recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) shall be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) shall be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares shall commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain shall be taxed shall vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months shall be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Code currently provides that net long-term capital gain resulting from dispositions after December 31, 2000 of shares held for more than 5 years may be subject to a reduced rate.

     If all or any part of the exercise price of an NQO is paid by the optionee with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss shall be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered shall have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise shall be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and the Company's deduction, shall not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

     Incentive Stock Options. In general, an optionee shall not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) shall be a long-term capital gain or loss and shall be subject to tax based on the holding period of the shares, as described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee shall include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO shall be determined as if the ISO were an NQO.

     If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee shall recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price shall be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) shall be long- or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain shall depend upon the holding period of the shares, as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss shall be a short-term capital loss if the optionee has held the shares for one year or less and otherwise shall be a long-term capital loss.

     If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such a case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

     The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company shall be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of the Company in which the disqualifying disposition occurs.

     Stock Appreciation Rights. A recipient of a stock appreciation right, whether a LSAR, a Tandem SAR or a Stand-Alone SAR, shall not be deemed to receive any income at the time a stock appreciation right is granted, nor shall the Company be entitled to a deduction at that time. However, when a stock appreciation right is exercised, the recipient shall be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash or fair market value of Common Stock or other property received. The Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient.

     Restricted Stock. A grant of restricted shares of Common Stock shall not result in income for the recipient or a tax deduction for the Company until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally shall include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and the Company shall be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares shall equal the income so recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares shall be long-term capital gain or loss if the shares are held for more than one year and otherwise shall be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain shall depend upon the holding period of the shares, as described above.

     Pursuant to Section 83(b) of the Code, the recipient of an award of restricted stock may, within 30 days of receipt of the award, elect to be taxed at ordinary income tax rates on the fair market value at the time of award of the Common Stock comprising the award. If the election is made, the recipient shall acquire a tax basis in the shares equal to the ordinary income recognized by the recipient at the time of award plus any amount paid for the shares, and the Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient. No income shall be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares shall be long-term capital gain or loss if the shares are held for more than one year and otherwise shall be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain shall depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which a recipient previously made a Section 83(b) election, the recipient shall not be entitled to a loss deduction.

     Phantom Stock. A participant shall not be deemed to receive any income at the time that shares of phantom stock are granted, nor shall the Company be entitled to a deduction at that time. However, when shares of phantom stock vest, the participant shall be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

     Stock Bonuses. In general, upon the receipt of a stock bonus, a participant shall be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the stock at the time it is received. The Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

     Upon any sale of shares of Common Stock received as a stock bonus, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) shall be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise shall be a short-term capital gain or loss.

     Cash Bonuses. Upon the receipt of a cash bonus, a participant shall be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company shall be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

     Dividend Equivalent Rights. The grant of dividend equivalent rights shall not result in income to the recipient or in a tax deduction for the Company. When any amount is paid or distributed to the recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and the Company will be entitled to a tax deduction in the same amount at such time.

     Deduction Limit under Section 162(m) of the Code. In general, the Million-Dollar Limit under Section 162(m) of the Code provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) shall not be deductible by the corporation. Grants of NQOs, ISOs, Tandem SARs, LSARs and Stand-Alone SARs generally shall be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." However, without meeting certain other requirements, it would not appear that other Incentive Awards would be exempt from the Million-Dollar Limit. Thus, if and to the extent such other Incentive Awards constitute taxable income to a covered employee in a year and such covered employee's income subject to the Million Dollar Limit exceeds $1 million, the Company would not be entitled to a deduction for such excess. The Stock Plan permits the Stock Option Committee, prior to a Change in Control, to defer payments to covered employees that otherwise might count against the Million Dollar Limit until a year in which such individuals are no longer covered employees as described above regarding limitations imposed by Section 162(m). As a result, it would appear that the Company's deduction for such amounts would be preserved.

     Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with an Incentive Award, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. The Company may withhold (i) an amount in cash sufficient to satisfy its withholding obligations (when the income is recognized through the receipt of cash) or (ii) a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements. Additionally, when the income is recognized through the receipt of stock, the Company may require that the participant remit to the Company an amount in cash sufficient to satisfy the Company's withholding obligations. At the election of the participant and subject to the approval of the Stock Option Committee, the participant may satisfy any such withholding obligations by remitting to the Company shares of Common Stock with a fair market value sufficient to satisfy the withholding obligations.

     Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of an exercise of an option after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Twinlab Corporation 2000 Stock Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE TWINLAB CORPORATION 2000 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2000, subject to ratification by the stockholders at the Annual Meeting. If the stockholders reject the appointment, the Board of Directors will reconsider its selection. If the stockholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company.

     Deloitte & Touche LLP has audited the Company's consolidated financial statements since 1992. The Company has been advised that a representative of Deloitte & Touche LLP shall be present at the Annual Meeting, shall have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Board's appointment.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                           PROPOSALS BY STOCKHOLDERS

     Any stockholder proposal which is intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 150 Motor Parkway, Hauppauge, NY 11788, Attention: Secretary, by no later than December 4, 2000, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting, which meeting the Company expects will be held in or about May, 2001. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission. Stockholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the General Counsel's Office at the aforementioned address.

                        1999 ANNUAL REPORT AND FORM 10-K

     A COPY OF THE 1999 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CONTAINS DETAILED INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS WHICH IS NOT INCLUDED IN THE 1999 ANNUAL REPORT. THE COMPANY SHALL PROVIDE TO ANY STOCKHOLDER A COPY OF THE FORM 10-K, WITHOUT CHARGE, UPON WRITTEN REQUEST TO: TWINLAB CORPORATION, 150 MOTOR PARKWAY, HAUPPAUGE, NY 11788, ATTENTION: INVESTOR RELATIONS.

                                 OTHER BUSINESS

     The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

                                          By Order of the Board of Directors,

                                          [/s/ ROSS BLECHMAN]
                                          ROSS BLECHMAN
                                          Chairman of the Board

Hauppauge, New York
April 6, 2000

                                                                      APPENDIX A

                              TWINLAB CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN

1.  PURPOSE

     The purpose of the Twinlab Corporation Management Incentive Bonus Plan is to motivate the key employees of Twinlab Corporation and its affiliated companies to focus on the achievement of corporate, department/division and individual objectives, to clearly align expectations with financial rewards, to provide a systematic plan for establishing definitive performance goals and to provide a strong financial incentive for the achievement of such goals, and to continue to attract, motivate and retain high performing executives on a competitive basis, while seeking to preserve for the benefit of the Company, to the extent practicable, a tax deduction for payments of incentive compensation to such executives through payment of qualified "performance-based" compensation within the meaning of sec.162(m)(4)(C) of the Code.

2.  DEFINITIONS

     (a) "Affiliate" shall mean an entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

     (b) "Black Scholes Option Pricing Model" shall mean the model developed by Fischer Black and Myron Scholes to determine the value of a stock option.

     (c) "Board of Directors" shall mean the Board of Directors of Twinlab Corporation.

     (d) "Bonus" shall mean an award payable in cash to a Participant upon achievement of the related Performance Goal.

     (e) "Bonus Agreement" shall mean a written agreement evidencing the grant of a Bonus subject to the achievement of a specified Performance Goal.

     (f) "Budget" shall mean the financial targets for the Company for a Measurement Period, as agreed upon by the Board of Directors prior to the establishment by the Committee of the Performance Goal to be measured by reference to such financial targets.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Compensation Committee of the Board of Directors, which shall at all times consist of 2 or more persons, all of whom are "outside directors" within the meaning of section 162(m) of the Code.

     (i) "Company" shall mean Twinlab Corporation, or any successor thereto, and its Affiliates.

     (j) "EBITDA" shall mean earnings before interest, tax, depreciation and amortization.

     (k) "Economic Profit" shall mean earnings before tax, less the cost of the underlying invested capital.

     (l) "Measurement Period" shall mean a period of one fiscal year, unless a shorter period is otherwise provided for in a Bonus Agreement.

     (m) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan.

     (n) "Performance Goal" shall mean the objective goal, based on one or more criteria relating to the performance of the Company or the Participant, that must be achieved in order for a Participant to receive the Bonus payable to him under the Plan.

     (o) "Plan" shall mean this Twinlab Corporation Management Incentive Bonus Plan.

     (p) "Stock Plan" shall mean the Twinlab Corporation 2000 Stock Incentive Plan.

     (q) "Target Amount" shall mean the Bonus amount that will be paid to a Participant for 100% achievement of the Performance Goal.

3.  ELIGIBILITY

     Bonuses under the Plan may be granted to those key employees of the Company who are employed at grade 12 or above (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time.

4.  ADMINISTRATION

     The Plan shall be administered by the Committee in accordance with its terms. Any action by the Committee that would be violative of Section 162(m) of the Code ("Section 162(m)") shall be void. The Committee shall (i) determine the key employees to whom Bonuses should be granted, (ii) determine the Target Amount with respect to each such Bonus, which amount may be based upon a percentage of compensation (as defined by the Committee, but excluding any severance payments) or such other objective formula as the Committee may determine, and (iii) establish the Performance Goals with respect to each such Bonus. If a Performance Goal with respect to a Bonus is composed of both a Corporate Goal and a Functional/Individual Goal (as set forth in Section 5 hereto), the Committee shall establish a separate Target Amount for each of the Corporate Goal and the Functional/Individual Goal. The Committee may delegate some or all of its authority under clauses (i), (ii) or (iii) above to one or more duly authorized officers of the Company, provided, however, that no such authority may be delegated with respect to any individual that the Committee reasonably expects to be a "covered person" within the meaning of section 162(m) of the Code as of the date a Bonus is paid. Each Bonus shall be evidenced by a Bonus Agreement setting forth the applicable Performance Goal that must be achieved, the amount of the Bonus to be received by the Participant for each level of achievement of the Performance Goal, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of or in connection with any action, omission or determination relating to the Plan, unless, in each case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  PERFORMANCE GOALS

     A Performance Goal may be composed of a Corporate Goal and/or a Functional/Individual Goal, in the sole discretion of the Committee, provided, however, that a Performance Goal established for any Participant whom the Committee reasonably expects to be a "covered employee" within the meaning of section 162(m) of the Code as of the date the Bonus is paid shall be composed solely of a Corporate Goal. A Performance Goal shall be a target level of achievement during a Measurement Period, and the achievement of the Performance Goal shall be stated in terms of a percentage of the Performance Goal.

  (a) Corporate Goals

     Corporate Goals refer to the performance of the Company and shall be based on one or more of (i) Earnings per Share, (ii) EBITDA, (iii) Economic Profit,
(iv) growth in revenue, (v) achievement of cost targets, (vi) cost of production or (vii) any combination of such criteria.

  (b) Functional/Individual Goals

     Functional/Individual Goals refer to the Participant's individual performance and shall be based on relevant financial, operational and individual performance objectives.

  (c) General

     Both Corporate Goals and Functional/Individual Goals may be expressed either as an absolute target or as the actual levels measured, as applicable, against (i) the Company's Budget for the Measurement Period, (ii) the past performance of the Company (including one or more divisions) (iii) the past performance of the individual, or (iv) the current or past performance of other companies. In the case of earnings-based measures, a Performance Goal may employ comparisons to capital, stockholders' equity and shares outstanding.

     Except as otherwise provided herein, the measures used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of section 162(m)(4)(C) and the regulations thereunder:

          (1) all items of gain, loss or expense for the fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company;

          (2) all items of gain, loss or expense for the fiscal year that are related to (i) the disposal of a business or discontinued operations or
     (ii) the operations of any business acquired by Company during the fiscal year; and

          (3) all items of gain, loss or expense for the fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations.

     To the extent any objective performance goals are expressed using any earnings or sales-based measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee.

6.  CALCULATION OF AWARDS

     Unless otherwise provided in the applicable Bonus Agreement, the Bonus will be payable as follows:

          (a) If the achievement of the Performance Goal is 100%, the Bonus payment will be the Target Amount.

          (b) For each whole percentage point that the achievement of the Performance Goal is less than 100%, the Bonus payment will be the Target Amount, reduced by 3 1/2%. However, if the achievement of the Performance Goal is less than 80%, no Bonus payment will be made.

          (c) For each whole percentage point that the achievement of the Performance Goal exceeds 100%, the Bonus payment will be the Target Amount, increased by 5%. In no event, however, shall a Bonus payment exceed 200% of the Target Amount.

          (d) All payments shall be rounded up to the nearest $1.00.

7.  MAXIMUM AMOUNT OF BONUS AWARDS

     The maximum Bonus payable to a Participant during a year shall in no event exceed $1,500,000.

8.  PAYMENT OF AWARDS

     As soon as reasonably practicable following the end of a Measurement Period, but in no event later than March 15, the Committee shall certify in writing (in accordance with applicable regulations under section 162(m) of the Code) the level of achievement of each Performance Goal established by the Committee with respect to such Measurement Period. Participants who are entitled to Bonus payments pursuant to such certification shall receive such payments as soon as practicable following such certification in accordance with the terms of the Bonus Agreement, unless the Committee, in its sole discretion, determines to reduce the payment to be made.

9.  REPLACEMENT BY OPTIONS

     Certain Participants, as determined by the Committee and set forth in the applicable Bonus Agreement, may elect to forego payment of any whole percentage between 10% to 100% of his or her Bonus up to a maximum of $100,000, and instead to receive an option ("Option") to purchase common stock of the Company ("Company Stock") under the Stock Plan. Such an election must be made at least five months prior to the end of the Measurement Period and shall be irrevocable. The number of shares of Company Stock under such Option, unless determined otherwise by the Committee, shall be equal to quotient of (i) the dollar amount of the Bonus or the portion thereof which the Participant has elected to forego, divided by (ii) the value of an Option to purchase one share of Company Stock determined by utilizing the Black Scholes Option Pricing Model, determined as of the date the Option is granted. Options will be granted on the date on which the Bonus would otherwise be paid in cash, will have an exercise price-per-share equal to the fair market value (as defined in the Stock Plan) of a share of Company Stock as of the day of the grant and will at all times be fully vested. Options will be subject to the terms of the Stock Plan. If a Participant makes an election under this Section 9, and the Stock Option Committee determines not to grant a Bonus Option under the Stock Plan, then such determination of the Stock Option Committee shall be deemed to be the unilateral revocation of such Participant's election and such Participant shall receive payment of his entire Bonus in cash as if such election had not been made.

10.  TERMINATION OF EMPLOYMENT

          (a) Unless otherwise provided in an employment agreement then in effect between a Participant and the Company, if a Participant's employment with the Company terminates during a Measurement Period due to the Participant's death, Disability or Retirement (as such terms are defined in the Stock Plan), the Committee, in its sole discretion, may grant such Participant (or the representative of the Participant's estate) an equitably prorated portion of the Bonus which otherwise would have been earned by such Participant. In such an event, any election made by such Participant under Section 9 hereto with respect to such Bonus payment shall be null and void.

          (b) Unless otherwise provided in an employment agreement then in effect between a Participant and the Company, if a Participant's employment with the Company terminates during a Measurement Period for any reason other than as set forth in Section 10(a), any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be forfeited.

          (c) Unless otherwise provided in an employment agreement then in effect between a Participant and the Company, if a Participant is entitled to a Bonus with respect to a Measurement Period and that Participant's employment with the Company terminates for any reason other than for Cause (as defined in the Stock Plan) following the end of the Measurement Period but prior to the actual payment of the Bonus, such Bonus shall be paid to such Participant or, if applicable, to the representative of such Participant's estate. In such an event, any election made by such Participant under Section 9 hereto with respect to such Bonus payment shall be null and void.

11.  AMENDMENT AND TERMINATION

     The Board of Directors shall have the right to terminate, modify or amend the Plan from time to time but, without prior approval of the Company's stockholders, no such modification or amendment shall (i) cause amounts payable under the Plan to fail to qualify for the exemption from the limitations of sec.162(m) of the Code provided in sec.162(m)(4)(C) of the Code; (ii) alter the business criteria on which the Performance Goals may be based; (iii) increase the maximum amount of any Bonus that may be awarded or (iv) materially modify the requirements regarding eligibility for participation in the Plan. In the event that the Plan is terminated during a Measurement Period, any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be forfeited. In the event that the Plan is terminated following the end of a Measurement Period but prior to payment of any Bonus applicable to such Measurement Period, any Bonus (and, if applicable, the Option with which all or a portion of such Bonus is to be replaced) applicable to such Measurement Period shall be paid as if the Plan had not terminated.

12.  PAYMENT OUT OF GENERAL ASSETS

     Bonus payments shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No participant or other person shall have under any circumstances any interest in any particular property or assets of the Company.

13.  RIGHT TO DEFER

     Notwithstanding any other provision hereunder, if and to the extent that the Committee determines that the Company's Federal tax deduction in respect of a payment hereunder may be limited as a result of section 162(m) of the Code, the Committee may delay such payment as provided below. In the event the Committee determines to delay the payment of a bonus or any portion thereof hereunder, the Committee shall credit the amount of the payment so delayed to a book account. The amount so credited to the book account shall be adjusted to reflect gains and losses that would have resulted from the investment of such amount in any investment vehicle or vehicles selected by the Committee. Part or all of the amount credited to the Participant's account hereunder shall be paid to the Participant at such time or times as shall be determined by the Committee, if and to the extent the Committee determines that the Company's deduction for any such payment will not be reduced by section 162(m) of the Code. Notwithstanding the foregoing, the entire balance credited to the Participant's book account shall be paid to the Participant within 90 days after the Participant ceases to be a "covered employee" within the meaning of section 162(m) of the Code. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferrable by the Participant other than by will or laws of descent and distribution; any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

14.  NON-ASSIGNABILITY

     The right of a Participant or of any other person to any payment under the Plan shall not be assigned, transferred, pledged or encumbered in any manner and any attempted assignment, transfer, pledge or encumbrance shall be null and void and of no force or effect.

15.  TAX WITHHOLDING

     All amounts required to be paid under the Plan shall be subject to any required Federal, state, local and other applicable withholdings or deductions.

16.  NO OTHER RIGHTS

     Neither the establishment of this Plan nor the payment of any Bonus hereunder nor any action of the Company or the Committee with respect to this Plan shall be held or construed to confer upon any Participant any legal right to be continued in the employ of the Company or to receive any particular rate of cash Compensation other than pursuant to the terms of this Plan and the determination of the Committee, and the Company expressly reserves the right to discharge any Participant whenever the interest of the Company may so permit or require without liability to the Company, the Board of Directors or the Committee, except as to any rights which may be expressly conferred upon a Participant under this Plan.

     The adoption of this Plan shall not affect any other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for the Participants in this Plan.

17.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

18.  EFFECTIVE DATE

     This Plan shall be effective as of January 1, 2000, subject to approval by the stockholders of the Company. In no event may any payments under the Plan be made before stockholder approval has been obtained.

                                                                      APPENDIX B

                              TWINLAB CORPORATION

                           2000 STOCK INCENTIVE PLAN

1.  PURPOSE OF THE PLAN

     The purpose of the Twinlab Corporation 2000 Stock Incentive Plan is to provide for officers, other employees of, and consultants to, Twinlab Corporation (the "Company") and its subsidiaries an incentive (a) to enter into and remain in the service of the Company or a subsidiary, (b) to enhance the long-term performance of the Company and its subsidiaries, and (c) to acquire a proprietary interest in the success of the Company and its subsidiaries, and (d) to provide certain "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code.

2.  DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

          (a) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

          (b) "Award Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Incentive Award.

          (c) "Black Scholes Option Pricing Model" shall mean the model developed by Fischer Black and Myron Scholes to determine the value of a stock option.

          (d) "Board of Directors" shall mean the Board of Directors of Twinlab Corporation.

          (e) "Bonus Option" shall mean an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted pursuant to Section 7 hereof.

          (f) "Bonus Plan" shall mean the Twinlab Corporation Management Incentive Bonus Plan.

          (g) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 14 hereof.

          (h) "Cause" shall have the meaning set forth in any employment agreement between the Participant and the Company in effect as of the date the event giving rise to cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

          Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

          (i) "Change in Control" shall mean the occurrence of any one of the following:

             (i) any person, including a group or entity, becoming the beneficial owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent fifty percent (50%) or more of the combined voting power of the Company's outstanding securities thereafter; or

             (ii) the Incumbent Directors ceasing at any time to constitute a majority of the Board of Directors of the Company; or

             (iii) the stockholders of the Company approving a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of any new company or surviving or parent entity outstanding immediately after such merger or consolidation; or

             (iv) the stockholders of the Company approving an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

     For purposes of this provision, "Incumbent Director" shall mean any member of the Board of Directors serving at January 1, 2000, or one elected thereafter if nominated by at least two-thirds of the then Incumbent Directors.

          (j) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (k) "Committee" shall mean the Stock Option Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

          (l) "Company" shall mean Twinlab Corporation or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

          (m) "Company Stock" shall mean the common stock of the Company.

          (n) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

          (o) "Discretionary Option" shall mean an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted by the Committee pursuant to Section 6 hereof.

          (p) "Dividend Equivalent Right" shall mean an Incentive Award granted pursuant to Section 15 hereof of a right to receive an amount equivalent to the ordinary cash dividends paid in respect to some or all of the shares of Company stock underlying an Incentive Award.

          (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (r) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

             (i) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

             (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

             (iii) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

          (s) "Immediate Family Members" shall mean a Participant's spouse, children and grandchildren.

          (t) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, Dividend Equivalent Right, share of Restricted Stock, share of Phantom Stock, Stock Bonus, Cash Bonus or other equity-based award granted pursuant to the terms of the Plan.

          (u) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

          (v) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 11(d) hereof.

          (w) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 8 hereof and that relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

          (x) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (y) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 and Section 7 hereof.

          (z) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, the employee's successors, heirs, executors and administrators, as the case may be.

          (aa) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

          (bb) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 12 hereof and subject to the terms and conditions contained therein.

          (cc) "Plan" shall mean this Twinlab Corporation 2000 Stock Incentive Plan, as it may be amended from time to time.

          (dd) "Retirement" means termination of employment from the Company by a Participant whose age and years of service together equal 65.

          (ee) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6 hereof upon the exercise of an Option.

          (ff) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 11 hereof and that is subject to the restrictions set forth in Section 11(c) hereof for so long as such restrictions continue to apply to such share.

          (gg) "SAR" shall mean a Tandem SAR or Stand-Alone SAR.

          (hh) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ii) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 10 hereof that is not related to any Option.

          (jj) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 13 hereof.

          (kk) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof that is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

          (ll) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.  STOCK SUBJECT TO THE PLAN

  (a) Plan Limit

     Subject to adjustment as provided in Section 18 hereof, the Committee may grant Incentive Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 4,500,000 shares. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

          (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised (including a cancellation resulting from the exercise of a related LSAR or Tandem SAR) the shares covered by such Options shall again be available for grant under the Plan.

          (ii) To the extent that any Stand-Alone SARs terminate, expire or are canceled without having been exercised, the shares covered by such Stand-Alone SARs shall again be available for grant under the Plan.

          (iii) To the extent any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted as a Stock Bonus are forfeited or canceled for any reason, such shares (together with any related Cash Bonuses) shall again be available for grant under the Plan.

     Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

  (b) Individual Limit

     Subject to adjustment as provided in Section 18 hereof, during any calendar year, the Committee shall not grant any one Participant Incentive Awards hereunder with respect to more than 1,000,000 shares of Company Stock, which limit shall include any shares represented by an Incentive Award that has been cancelled. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted to any Participant pursuant to the Plan.

4.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the individuals who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and to delegate such administrative responsibilities as it deems appropriate, provided, however, that the Committee shall retain the responsibility to designate the Incentive Award recipients and the amount and type of such Incentive Awards. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or Stand-Alone SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion, subject to applicable law.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be (i) officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) such consultants to the Company and its subsidiaries as the Committee shall select in its discretion, (iii) any participant in the Bonus Plan who makes an irrevocable election under the Bonus Plan to forego his or her award under the Bonus Plan and to receive a Bonus Option in lieu thereof, (iv) any employee who makes an irrevocable election under the employment agreement then in effect between the employee and the Company to forego part or all of the bonus payments under such employment agreement and to receive in lieu thereof a Bonus Option hereunder and
(v) any other key persons, as determined by the Committee in its sole discretion. For purposes of the preceding sentence, an employee means an individual who is (or is expected to be) classified as an employees of the Company for purposes of the Company's payroll.

6.  OPTIONS

     The Committee may grant Discretionary Options and Bonus Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as provided in Section 7 hereof, Options shall comply with and be subject to the following terms and conditions:

  (a) Identification of Options

     Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option and as either a Discretionary Option or a

Bonus Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option and a Discretionary Option.

  (b) Exercise Price

     The exercise price-per-share of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the then Fair Market Value of a share of Company Stock) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (d) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies) and, to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the exercise price-per-share of such Option shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

  (c) Term and Exercise of Options

          (1) Unless otherwise provided in the applicable Award Agreement and subject to Section 6(g) hereof, each Discretionary Option shall first be exercisable with respect to a number of shares of Company Stock as close as possible to 1/3 of the shares of Company Stock subject to such Discretionary Option on each of the first, second and third anniversaries of the date such Discretionary Option is granted, and shall remain exercisable until the expiration of ten years from the date such Discretionary Option was granted; provided, however, that each Discretionary Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Bonus Option shall be exercisable immediately on the date such Bonus Option is granted.

          (2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

             (i) in cash, by certified check, bank cashier's check or wire transfer; or

             (ii) unless provided otherwise in the applicable Award Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

             (iii) unless provided otherwise in the applicable Award Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

             (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

     Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (4) The Company may, in the sole discretion of the Committee, make loans to individual Participants in such amounts and on such terms as may be approved by the Committee, for the purpose of financing the exercise of a Discretionary Option or the payment of any federal, state or local tax incurred with respect to the exercise of a Discretionary Option, provided that any such loan shall be made with full recourse to such Participant, shall be secured by the Company Stock received by such Participant upon exercise, and shall bear an interest rate sufficient to avoid imputed income under applicable provisions of the Code.

          (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

          (6) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

  (d) Limitations on Grant of Incentive Stock Options

          (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted, with the excess over the first $100,000 granted deemed to be Non-Qualified Stock Options. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" or "parent corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e) Grants of Reload Options

     If provided in the applicable Award Agreement, an additional option (the "Reload Option") shall be granted to any Participant who, pursuant to Section 6(c)(3)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of an Option (the "Original Option"). The Reload Option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. A Reload Option only may be granted if the exercise price-per-share of the Original Option is no less than the Fair Market Value of a share of Company Stock on its date of grant.

  (f) Effect of Termination of Employment

          (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable (pursuant to Section 25 hereof) until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination, on which date they shall expire, and
     (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term, and provided, further, that any such exercise that occurs more than 90 days after such termination in the case of Retirement or more than one year after such termination in the case of Disability shall be deemed to be the exercise of a Non-Qualified Stock Option.

          (4) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(h)).

  (g) Effect of Change in Control

     Upon the occurrence of a Change in Control, each Discretionary Option outstanding at such time shall become fully and immediately exercisable and each Option outstanding at such time shall remain exercisable until the later of (i) 5 years from the date on which the Change in Control occurred and (ii) the date such

Option would expire, terminate or, be cancelled pursuant to the terms of the Plan but for the Change in Control.

7.  BONUS OPTIONS

     The Committee may grant a Bonus Option to (i) any participant in the Bonus Plan who makes an irrevocable election under Section 9 of the Bonus Plan to convert his or her award under the Bonus Plan (or any designated portion thereof) into a Bonus Option under this Plan and (ii) any employee of the Company who makes an election under an employment agreement then in effect between such employee and the Company to convert part of any bonus payment under such employment agreement into a Bonus Option under this Plan. Except as set forth in the provisions of this Section 7, a Bonus Option shall be subject to the same terms as Discretionary Options under this Plan.

  (a) Amount of Shares Under Bonus Option

     The number of shares of Company Stock subject to each Bonus Option, unless determined otherwise by the Committee, shall be equal to the quotient of (i) the amount of the cash award to which the individual would have been entitled under the Bonus Plan or the bonus provisions of an employment agreement, as applicable, absent his or her election to have that amount paid in the form of a Bonus Option divided by (ii) the value of an Option to purchase one share of Company Stock, determined based on the Black Scholes Option Pricing Model, as of the day the Bonus Option is granted. Any such determination shall be made by the Committee, whose determination shall be final, binding and conclusive.

  (b) Identification of Options

     Each Bonus Option granted under the Plan shall be clearly identified in the agreement evidencing such Bonus Option as either an Incentive Stock Option or as a Non-Qualified Stock Option.

  (c) Exercise Price

     The exercise price-per-share of any Bonus Option shall be the Fair Market Value of a share of Company Stock on the date such Bonus Option is granted.

  (d) Term and Exercise of Bonus Options

     Each Bonus Option shall be exercisable in full as of the date on which such Bonus Option is granted, and shall remain exercisable until the expiration of ten years from the date such Bonus Option was granted; provided, however, that each Bonus Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

8.  LIMITED SARS

     The Committee may grant in connection with any Discretionary Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Discretionary Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

  (a) Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of
     (i) the greater of (A) the highest price-per-share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the related

     Discretionary Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of
     (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Discretionary Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

  (b) Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Discretionary Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of a Discretionary Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreement evidencing the LSAR, the related Discretionary Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 8(a)(1) or (2) hereof, as applicable.

          (4) Except as otherwise provided in an applicable agreement evidencing an LSAR, during the lifetime of a Participant, each LSAR granted to a Participant shall be exercisable only by the Participant and no LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an LSAR, permit a Participant to transfer all or some of the LSAR to (i) the Participant's Immediate Family Members or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred LSARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

          (5) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the LSAR, the related Discretionary Option and any Tandem SARs relating to such Discretionary Option, shall specify the number of shares of Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

9.  TANDEM SARS

     The Committee may grant in connection with any Discretionary Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of

Company Stock subject to the related Discretionary Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Discretionary Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

  (a) Benefit Upon Exercise

     The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Discretionary Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

  (b) Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Discretionary Option. Notwithstanding the first sentence of this Section 9(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Discretionary Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Discretionary Option with respect to an equal number of shares. The exercise of a Discretionary Option, or the cancellation, termination or expiration of a Discretionary Option (other than pursuant to this Section 9(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Discretionary Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

          (3) Each Tandem SAR shall be exercisable in whole or in part; provided, however, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the Award Agreement evidencing such Tandem SAR, its related Option and LSAR shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 9(a) hereof.

          (4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each Tandem SAR granted to a Participant shall be exercisable only by the Participant and no Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a Tandem SAR, permit a Participant to transfer all or some of the Tandem SAR to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Tandem SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

          (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the Tandem SAR, its related Discretionary Option and LSARs related to such Discretionary Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

10.  STAND-ALONE SARS

     The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

  (a) Exercise Price

     The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

  (b) Benefit Upon Exercise

          (1) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR.

          (2) All payments under this Section 10(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the Stand-Alone SAR.

  (c) Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, however, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the Award Agreement evidencing such Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR, together with the payment described in
     Section 10(b)(1) or 10(b)(2) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each Stand-Alone SAR granted to a Participant shall be exercisable only by the Participant and no Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a Stand-Alone SAR, permit a Participant to transfer all or some of the Stand-Alone SAR to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family

     Members. Following any such transfer, any transferred Stand-Alone SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

  (d) Effect of Termination of Employment

          (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Retirement or Disability of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          (4) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the effective date of such termination.

  (e) Acceleration of Exercise Date Upon Change in Control

     Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

11.  RESTRICTED STOCK

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

  (a) Issue Date and Vesting Date

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 11(c) and 11(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted

Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 11(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 11(b) hereof are satisfied, and except as provided in Sections 11(c) and 11(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 11(c) hereof shall cease to apply to such share.

  (b) Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

  (c) Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

  (d) Issuance of Certificates

          (1) Except as provided in Sections 11(c) or 11(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Twinlab Corporation 2000 Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Twinlab Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Twinlab Corporation, 150 Motor Parkway, Hauppauge, New York 10004.

     Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to Section 11(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

  (e) Consequences Upon Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 11(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 11(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 18(b) hereof.

  (f) Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to
     Section 11(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Restricted Stock, the termination of a Participant's employment with the Company for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such termination.

          (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such termination immediately shall be forfeited.

  (g) Effect of Change in Control

     Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

12.  PHANTOM STOCK

     The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

  (a) Vesting Date

     At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 12(c) hereof are satisfied, and except as provided in Section 12(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

  (b) Benefit Upon Vesting

     Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive, within 30 days after the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock the record date for which occurs during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

  (c) Conditions to Vesting

     At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

  (d) Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 12(c). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Phantom Stock, the termination of a Participant's employment with the Company for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Phantom Stock that have not vested as of the date of such termination.

          (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination immediately shall be forfeited.

  (e) Effect of Change in Control

     Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

13.  STOCK BONUSES

     The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

14.  CASH BONUSES

     The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

15.  GRANT OF DIVIDEND EQUIVALENT RIGHTS

     The Committee may, in its absolute discretion, in connection with any Incentive Award (other than an award of shares of Phantom Stock), grant a Dividend Equivalent Right entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on the shares of Company Stock covered by such Incentive Award if such shares then were outstanding, during the time such Incentive Award is outstanding and (a) in the case of Options and SARs, during the time such Options or SARs are unexercised or (b) in the case of Restricted Stock and Stock Bonuses, prior to the issue date for the related shares of Company Stock. The Committee shall determine whether any Dividend Equivalent Rights shall be payable in cash, in shares of Company Stock or in another form, whether they shall be conditioned upon the exercise of any related Option or SAR, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. No Dividend Equivalent Right shall be conditioned on the exercise of any Option or SAR if and to the extent such Dividend Equivalent Right would cause the compensation payable as a result of the related Option or SAR not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code.

16.  OTHER EQUITY-BASED AWARDS

     The Committee may grant other types of equity-based awards in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Incentive Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

17.  RIGHT OF RECAPTURE

     If at any time within one year after the date on which a Participant exercises an Option (including any LSAR or Tandem-SAR related thereto), Stand-Alone SAR, or Dividend Equivalent Right, or on which Restricted Stock vests, or which is the vesting date of Phantom Stock, or on which a Stock Bonus or a Cash Bonus was granted to a Participant, or on which income is realized by a Participant in connection with any other stock-based award (each of which events is a "realization event"), the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant's termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

18.  ADJUSTMENT UPON CHANGES IN COMPANY STOCK

  (a) Shares Available for Grants

     Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 18(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

  (b) Outstanding Restricted Stock and Phantom Stock

     Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Section 11(d)(2) hereof.

     The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

  (c) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration

     Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price-per-share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR and the number of any related Dividend Equivalent Rights. Any such adjustment pursuant to this Section 18(c) shall be made by the Committee, whose determination shall be final, binding and conclusive.

  (d) Outstanding Options, LSARs Tandem SARs, and Stand-Alone SARs and Dividend Equivalent Rights -- Certain Mergers

     Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR, Stand-Alone SAR and Dividend Equivalent Right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR, Stand-Alone SAR or Dividend Equivalent Right would have received in such merger or consolidation.

  (e) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Other Transactions

     In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

             (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR, Tandem-SAR and Dividend Equivalent Rights -- related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

             (ii) provide for the exchange of each Option (including any related LSAR, Tandem SAR or Dividend Equivalent Rights and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Company Stock subject to such Option or Stand-Alone SAR would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

  (f) Outstanding Options, LSARs, Tandem SARs, and Dividend Equivalent Rights -- and Stand-Alone SARs Other Changes

     In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 11(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option or Stand-Alone SAR.

  (g) Effect of Loss of Affiliate Status

     If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event shall constitute a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Incentive Awards not yet exercisable at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

  (h) No Other Rights

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

19.  RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 18 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

20.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

21.  SECURITIES MATTERS

          (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

          (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

22.  WITHHOLDING TAXES

  (a) Cash Remittance

     Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock or a Dividend Equivalent Right, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

  (b) Stock Remittance

     At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, or a payment in connection with a Dividend Equivalent Right, in lieu of the remittance required by Section 22(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the

Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

  (c) Stock Withholding

     The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, or a payment in connection with a Dividend Equivalent Right, in lieu of requiring the remittance required by Section 22(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

23.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 16 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 23 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

24.  NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

25.  TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Incentive Award, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee). Except as provided in this Section 25 or otherwise provided in the Plan or any applicable Award Agreement with respect to transfers to Immediate Family Members or trusts for the benefit of Immediate Family Members, no Incentive Award shall be transferable, and Incentive Awards shall be exercisable only by a Participant during the Participant's lifetime.

26.  EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

27.  LIMITATIONS IMPOSED BY SECTION 162(M)

     Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

          (a) With respect to Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights, the Committee may delay the payment in respect of such Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Tandem SAR or Stand-Alone SAR or would receive a payment in respect of a Dividend Equivalent Right at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of such any Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

          (b) With respect to Restricted Stock, Phantom Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses and agreements with respect to Phantom Stock, in order to cancel the awards of such Restricted Stock, Phantom Stock and Stock Bonuses (and any related Cash Bonuses or Dividend Equivalent Rights). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

28.  FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

29.  EFFECTIVE DATE OF PLAN

     The Plan was adopted by the Board of Directors on February 18, 2000, subject to approval by the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Dividend Equivalent Right or share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved on or before February 18, 2001, then the Plan and all Incentive Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

30.  TERM OF THE PLAN

     The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted.

31.  APPLICABLE LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

                               TWINLAB CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of TWINLAB CORPORATION (the "Company") hereby appoints Brian Blechman and Neil Blechman, and each of them, proxies of the undersigned, with full power of substitution to each, to vote all shares of the Company which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Media Center located at 150 Motor Parkway, Hauppauge, New York, on the 9th of May, 2000, at 12:00 noon, local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the Board of Directors;

         FOR ALL NOMINEES LISTED BELOW                 WITHHOLD AUTHORITY
         (except as marked to the contrary below)      |_|      to vote for all nominees listed below  |_|


         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
         STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) BRIAN
         BLECHMAN, DEAN BLECHMAN, NEIL BLECHMAN, ROSS BLECHMAN, STEVE BLECHMAN,
         STEPHEN L. WELLING, JOHN G. DANHAKL, JONATHAN D. SOKOLOFF, WILLIAM U.
         WESTERFIELD AND ROBERT S. APATOFF.

2.       APPROVAL OF THE TWINLAB CORPORATION MANAGEMENT INCENTIVE BONUS PLAN;

                    |_|  FOR                           |_|  AGAINST            |_|  ABSTAIN

3.       APPROVAL OF THE TWINLAB CORPORATION 2000 STOCK INCENTIVE PLAN;

                    |_|  FOR                           |_|  AGAINST            |_|  ABSTAIN

4.       APPROVAL OF AUDITORS: To ratify the appointment of Deloitte & Touche
         LLP as independent auditors for the Company for the fiscal year ending
         December 31, 2000;

                    |_|  FOR                           |_|  AGAINST            |_|  ABSTAIN

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2, 3 AND 4.


         THIS PROXY WHEN PROPERLY EXECUTED SHALL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY SHALL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2, 3 AND 4.

            (Continued and to be dated and signed on the other side.)

  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                        Dated:___________________________, 2000

                                        _______________________________________
                                               (SIGNATURE OF STOCKHOLDER)

                                        _______________________________________
                                               (SIGNATURE OF STOCKHOLDER)

                                        Please sign exactly as your name(s)
                                        appears on your stock certificate. If
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please indicate the capacity in which
                                        signing. When signing as joint tenants,
                                        all parties to the joint tenancy must
                                        sign. When the proxy is given by a
                                        corporation, it should be signed by an
                                        authorized officer.

I plan to attend the Annual Meeting in person:  |_|  Yes     |_|  No